As filed with the Securities and Exchange Commission on October 24, 2008

Securities Act File No. 333-27925

Investment Company Act File No. 811-08231

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No. ___

☒ Post-Effective Amendment No. 19

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 21

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of Registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

(Address of principal executive offices)

(516) 390-5555

Registrant’s Telephone Number

Mr. David Lerner

SSH Securities, Inc.

477 Jericho Turnpike

Syosset, New York 11791

(Name and address of Agent for Service)

Copies to:

Thomas Westle, Esq.

Blank Rome LLP

405 Lexington Aveue

New York, NY 10174

It is proposed that this filing will become effective (check appropriate box).

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on December 30, 2008 pursuant to paragraph (a)(2) of Rule 485

SPIRIT OF AMERICA

INVESTMENT FUND, INC.

(the “Company”)

Spirit of America Real Estate

Income and Growth Fund

Class A Shares

Class B Shares

Spirit of America Large Cap

Value Fund

Class A Shares

Spirit of America High Yield Tax

Free Bond Fund

Class A Shares

Spirit of America High Yield

Income Fund

Class A Shares

Prospectus

January     , 2009

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

(the “Real Estate Fund”)

A SUMMARY OF THE REAL ESTATE FUND

Investment Objectives.    Current income and growth of capital.

Principal Strategies.    The Real Estate Fund invests primarily in real estate investment trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry companies. The Real Estate Fund looks for stock where the price is low in relationship to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations and short-term investments.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Real Estate Fund include:

•

The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

•	REIT securities may be more volatile in price than the securities of larger market capitalization companies.

•	Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

•

Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall.

•

Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

•	The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

•	The stocks purchased by the Real Estate Fund may not appreciate in value as the Fund’s investment adviser, Spirit of America Management Corp. (the “Adviser”), anticipates.

•	The loss of your investment in the Real Estate Fund.

Suitability.    An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last nine calendar years for the Real Estate Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmarks, the MSCI US REIT Index. The Adviser has chosen the MSCI US REIT Index because it more appropriately reflects the type of securities held in the portfolio and provides the best comparative information. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2007)

	1 Year	5 Years	Since Inception*
Spirit of America Real Estate Income and Growth Fund—Class A
Return Before Taxes	(23.23)%	10.71%	7.81%
Return After Taxes on Distributions(1)(2)	(25.59)%	9.09%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	13.88%	8.73%	5.66%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)(3)	(16.82)%	17.90%	10.57%

	1 Year	5 Years	Since Inception**
Spirit of America Real Estate Income and Growth Fund—Class B(5)
Return Before Taxes (Assume no CDSC fee)	(19.58)%	11.15%	8.19%
Return Before Taxes (CDSC fee)	(21.80)%	9.72%	6.45%
MSCI US REIT Index (reflects no deduction for fees, expenses or taxes)(3)	(16.82)%	17.90%	10.57%

*	The inception of Class A Shares was January 9, 1998.

**	The inception of Class B Shares was March 6, 1998.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. Prior to June 20, 2005, this index was known as the “Morgan Stanley REIT Index.”
(4)	After-tax returns are shown only for the Real Estate Fund Class A Shares. After-tax returns for the Real Estate Fund Class B Shares will vary.

FEES AND EXPENSES OF THE REAL ESTATE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Real Estate Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A		Class B
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)	5.75	%(3)

Annual Fund Operating Expenses:

(expenses that are deducted from the Real Estate Fund’s assets)

	Class A		Class B
Management Fees	0.97%		0.97%
Distribution and Service (12b-1) Fees	0.30%		1.00%
Other Expenses	0.48%		0.48%

Total Annual Fund Operating Expenses	1.75	%(4)	2.45	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	A CDSC is imposed on redemptions of Real Estate Fund Class B Shares that are made within seven years of purchase. The CDSC is 5.75% in the first year and decreases to 0% in the eighth year, according to a declining schedule. See “Distribution Arrangements” for a CDSC schedule.
(4)

These are the total fees and expenses that the Real Estate Fund incurred for the fiscal year ended October 31, 2007. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Real Estate Fund Class A shares and Real Estate Fund Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. Because neither class of shares exceeded its expense limitation during the fiscal year ended October 31, 2007, the Adviser did not reimburse any expenses. However, the Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Real Estate Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Real Estate Fund within the following three years, provided the Real Estate Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Real Estate Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$694	$1,047	$1,424	$2,479
Real Estate Fund Class B Shares	$823	$1,164	$1,506	$2,614

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Real Estate Fund Class A Shares	$694	$1,047	$1,424	$2,479
Real Estate Fund Class B Shares	$248	$764	$1,306	$2,614

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE REAL ESTATE FUND

Investment Objectives.    Current income and growth of capital.

General.    At least 80% of the Real Estate Fund’s total assets will be invested in equity REITs and the equity securities of real estate industry companies. A “real estate industry company” is a company that derives at least 50% of its gross revenues or net profits from either (a) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building supplies or mortgage servicing.

When selecting equity securities, the Real Estate Fund’s Adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The Adviser looks for the economic viability of property markets in which the issuer operates, and the ability of management to add value through strategic focus and operating expertise. The Real Estate Fund purchases equity securities when, in the judgment of the Adviser, the market price for such securities does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and any other factor which may from time to time be relevant. It also monitors interest rates, occupancies, rental income and new construction.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

The Real Estate Fund may also invest in equity securities of real estate industry companies, mortgage-backed securities and investment grade taxable municipal obligations.

REITs.    The Real Estate Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

Concentration of Investments.    The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

Temporary Investments.    From time to time, the Real Estate Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Real Estate Fund will assume a temporary defensive posture only when economic and other factors adversely affect the real estate industry market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in real estate securities. When the Real Estate Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Real Estate Fund’s investments are concentrated geographically, by property type or in certain other respects, the Real Estate Fund may be subject to these risks to a greater extent. The stocks purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates.

In addition, if the Real Estate Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Real Estate Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index.

Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Real Estate Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Real Estate Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, municipal securities rated investment grade at the time of purchase may be subsequently downgraded.

Municipal obligations and short-term securities are subject to interest rate risk. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current interest rates and a variety of other factors, and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increasing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The Real Estate Fund may fail to recoup fully its investment in mortgage-backed securities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Real Estate Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of locking in interest rates.

Disclosure of Portfolio Holdings.    A description of the Real Estate Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Real Estate Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Real Estate Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA LARGE CAP VALUE FUND

(the “Value Fund”)

A SUMMARY OF THE VALUE FUND

Investment Objectives.    The Value Fund seeks to provide capital appreciation with a secondary objective of current income.

Principal Strategies.    The Value Fund focuses on the large cap value segment of the U.S. equity market. The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. The Value Fund considers a company to be a large cap company if it has a market capitalization of $5 billion or greater at the time of purchase. Using the “value” approach, the Value Fund’s Adviser buys those securities considered to be conservatively valued relative to the securities of comparable companies. To earn current income, the Value Fund will invest in the equity securities of companies that have a proven history of paying consistent dividends.

What is a Value Fund?

A value fund generally emphasizes stocks of companies that are believed to be fundamentally attractive based on certain valuation factors. Among the valuation factors used to evaluate these stocks will be companies with lower debt ratios than their peer group and companies which are undervalued vs. their intrinsic worth and future income potential. These stocks generally have growth prospects regarded as sub par by the market. Reflecting these market expectations, the prices of value stocks typically are below-average relative to such factors as revenue, earnings, book value and dividends.

Investment Risks.    Any investment involves risk. The risks associated with an investment in the Value Fund include:

•

Market Risk—The market value of the Value Fund’s investments fluctuates as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole.

•

Large Capitalization Company Risk—The Value Fund invests primarily in large cap companies. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Large cap companies are also sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•

Volatility Risk—The performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors.

•	The stocks purchased by the Value Fund, while believed by the Value Fund’s Adviser to be undervalued, may not appreciate in value as the Adviser anticipates.

•	The potential loss of your investment in the Value Fund if the Value Fund depreciates in value.

•	The risk that a portfolio holding is unable to maintain dividend payments at historical levels.

Suitability.    An investment in the Value Fund may be suitable for long-term investors who seek appreciation of capital. Investors should be willing to accept the potential volatility of such investments.

Past Performance.    The bar chart and performance table below illustrate the risks of investing in the Value Fund by showing changes in the Value Fund’s performance from year to year and by showing how the Value Fund’s average annual total returns compare with those of a broad measure of market performance. The Value Fund’s past performance (before and after taxes) does not necessarily indicate how the Value Fund will perform in the future.

The bar chart shows the changes in annual total returns for the last five calendar years for the Value Fund’s Class A shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown.

The performance table shows how the Value Fund’s average annual returns compare with those of the S&P 500 Index. Figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2007)

	1 Year	5 Years	Since Inception*
Spirit of America Large Cap Value Fund—Class A
Return Before Taxes	2.62%	9.86%	8.49%
Return After Taxes on Distributions(1)(2)	1.62%	9.41%	8.07%
Return After Taxes on Distributions and Sale of Fund Shares(1)(2)	2.86%	8.55%	7.34%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(3)	5.49%	12.81%	11.20%

*	The inception of the Value Fund Class A Shares was August 1, 2002.
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3)	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.

FEES AND EXPENSES OF THE VALUE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Value Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses:

(expenses that are deducted from the Value Fund’s assets)

	Class A
Management Fees	0.97%
Distribution and Service (12b-1) Fees	0.30%
Other Expenses	0.68%

Total Annual Fund Operating Expenses	1.95	%(3)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	These are the total fees and expenses that the Value Fund incurred for the fiscal year ended October 31, 2007. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Value Fund. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Value Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Value Fund within the following three years, provided the Value Fund is able to make such reimbursement and remain in compliance with the expense limitation stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the Value Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the Value Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years	5 years	10 years
Value Fund Class A Shares	$713	$1,105	$1,522	$2,680

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND

RELATED RISKS OF THE VALUE FUND

Investment Objectives.    Capital appreciation with a secondary objective of current income.

General.    The Value Fund invests at least 80% of its total assets in large cap equity securities of companies in the value segment of the market. In order to achieve current income, the Value Fund will invest in equity securities with a proven history of paying consistent dividends.

The Value Fund invests in publicly registered companies which are generally listed on the New York Stock Exchange (“NYSE”), American Stock Exchange or NASDAQ. The Value Fund defines large cap for purposes of the 80% test as companies having a market capitalization in excess of $5 billion. The Value Fund will focus on companies which may be established in their industry, but are deemed to be undervalued by the Value Fund’s Adviser. As part of the investment process, the Adviser also looks at the economic viability of a company and its market sector, as well as the ability of management to add significant value through strategic focus and operating expertise.

The Adviser may sell a stock when they think the stock is approaching full valuation, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

Temporary Investments.     From time to time, the Value Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The Value Fund will assume a temporary defensive position only when economic and other factors adversely affect the equity market. When the Value Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Stock Market Risks.    The market value of the Value Fund’s investments will fluctuate as the equity market fluctuates. Market risk may affect a single issuer, industry or section of the economy or it may affect the market as a whole. Performance of the Value Fund can be affected by unexpected events (e.g., significant earnings shortfalls or gains, war, or political events) that cause major price changes in individual securities or market sectors. The stocks purchased by the Value Fund may not appreciate in value as the Adviser anticipates.

Value Investing.    The value approach to investing involves the risk that the stocks selected by the Adviser may remain undervalued. Value stocks as a group may be out of favor and under-perform the overall equity market for a long period of time, while the market concentrates on “growth” stocks. In addition, the Value Fund may have to forgo investments that show growth potential if they are inconsistent with its value investment strategy.

Value funds often focus many of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within such industries than would a more diversified portfolio of securities.

Other risks include the risk associated with dividend-paying companies, such as the company’s inability to continue regular dividend payments.

Disclosure of Portfolio Holdings.    A description of the Value Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Value Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Value Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA HIGH YIELD TAX FREE BOND FUND

(the “High Yield Tax Free Fund”)

A SUMMARY OF THE HIGH YIELD TAX FREE FUND

Investment Objectives.    The High Yield Tax Free Fund seeks high current income that is exempt from federal income tax.

Principal Strategies.    The High Yield Tax Free Fund seeks to achieve its investment objectives by investing, under usual circumstances, at least 80% of its assets in municipal bonds. Typically, Municipal Bonds are issued by or on behalf of states and local governments and their agencies, authorities and/or other instrumentalities. The portfolio manager seeks out Municipal Bonds with the potential to offer high current income, generally focusing on Municipal Bonds that can provide consistently attractive current yields. The High Yield Tax Free Fund is non-diversified such that the Fund may concentrate its assets in a smaller number of issuers.

The High Yield Tax Free Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Fund may also invest, without limitation, in higher rated municipal bonds. The High Yield Tax Free Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Fund’s distribution may be subject to federal income tax.

The High Yield Tax Free Fund may also invest a portion of its total assets in municipal bonds that finance projects such as those relating to utilities, transportation, health care, housing and education, and a portion of its total assets in industrial development bonds.

The High Yield Tax Free Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge (“Tobacco Bonds”).

The High Yield Tax Free Fund may invest in Municipal Lease Agreements and Certificates of Participation. Municipal leases are used by state and local governments to obtain financing to acquire land, equipment or facilities. Certificates of participation represent a proportionate interest in payments made under municipal lease obligations.

The High Yield Tax Free Fund may also invest insured municipal bonds, zero coupon bond and zero coupon convertible bonds, and exchange traded funds (“ETFs”).

The High Yield Tax Free Fund may invest in other types of fixed income instruments including securities issues by entities, such as trusts, whose underlying assets are municipal bonds. The High Yield Tax Free Fund may also invest in Private Placements.

Investment Risks.    An investment in the High Yield Tax Free Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the High Yield Tax Free Fund’s share price will fluctuate within a wide range, similar to the fluctuations in the overall bond market. There is no assurance that the High Yield Tax Free Fund will achieve its investment objective. The High Yield Tax Free Fund’s performance could be adversely affected by the following principal risks:

•	No Operating History. The High Yield Tax Free Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the High Yield Tax Free Fund’s start-up period (up to three months), and from time to time, the High Yield Tax Free Fund may not achieve the desired portfolio composition. If the High Yield Tax Free Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

•

Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Tax Free Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. Credit risk should be moderate to high for the High Yield Tax Free Fund since it seeks to invest a portion of the Fund’s assets in low-quality bonds.

•

Credit Risks of Lower-Grade Securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Tax Free Fund’s ability to sell these securities (see “Liquidity Risk”, described below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Tax Free Fund may lose its entire investment in those securities.

•

Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The High Yield Tax Free Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

•

Tobacco Bond Risk, which is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from Tobacco Companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by a state’s inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

•

Non-Diversification Risk, which is the risk that by concentrating its investments in a lesser number of securities, the High Yield Tax Free Fund may be more vulnerable to adverse events and/or market conditions affecting those particular securities as opposed to spreading that risk out over a greater number of securities.

•	Income Risk, which is the possibility that the High Yield Tax Free Fund’s income will decline because of falling interest rates.

•

Liquidity Risk, which is the possibility that particular investments are difficult to purchase or sell. The High Yield Tax Free Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the High Yield Tax Free Fund invests in securities with substantial market and/or credit risk (i.e. “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the High Yield Bond Fund invest in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

•

Municipal Project Specific Risk, which is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Municipal Lease Obligation risk, which is the risk that since most municipal leases, while secured by the leased property, are not general obligations of the issuing municipality. Frequently, the municipal leases contain “non-appropriation” clauses under which the municipal government has no obligation to make lease or installment payments in future years unless money is appropriated on a yearly basis. If the government stops making payments or transfers its payment obligations to a private entity, the obligation could lose value or become taxable. Although the obligation may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and expensive, and may result in a delay in recovering or the failure to fully recover the original investment. Some lease obligations may not have an active trading market, making it more difficult for the Fund to value and to sell them quickly at an attractive price.

•

Zero Coupon securities risk, which is the risk that during periods of interest rate fluctuation, these securities are subject to greater fluctuations in their values than securities that pay current income. The Fund may have to pay out the imputed income on zero-coupon securities without receiving actual cash payments currently.

•

Market risk, which is the possibility that the value of the Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal or local issuers within the securities markets.

•	Manager Risk, which is the possibility that poor security selection will cause the High Yield Tax Free Fund to underperform relevant benchmarks or other funds with similar investment objectives.

•

Taxability Risk, which is the risk that, subsequent to the Fund’s purchase of municipal securities whose interest is deemed to be exempt from federal income tax, the security may be determined to pay, or to have paid, taxable income. While the Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for federal income tax purposes, a subsequent change in the treatment of dividends paid or to be paid wherein those dividends are deemed taxable could subject the Fund’s shareholders to increased federal income tax liabilities.

On May 19, 2008, the Supreme Court of the United States (the “Court”) rendered its opinion in Department of Revenue v. Davis, 128 S. Ct. 1801 (2008) (“Davis”). At issue in Davis was a Kentucky statute that exempts from Kentucky personal income tax the interest derived from bonds issued by the Commonwealth of Kentucky or its subdivisions but does not exempt the interest derived from bonds issued by other states or their subdivisions. The Court held this differential tax scheme does not offend the Commerce Clause. The Court expressly set aside the issue of whether differential treatment of interest on private-activity bonds should be evaluated differently from the treatment of municipal bond interest generally because this argument was not considered by the lower courts.

•

State specific risk, which is the possibility that if the High Yield Tax Free Fund invests in the Municipal Bonds of a particular State, the Bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

ETF risk, which is the risk that the High Yield Tax Free Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the High Yield Tax Free Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

Suitability.    An investment in the High Yield Tax Free Fund may be suitable for intermediate to long-term investors who seek high current income exempt from federal income tax. Investors should be willing to accept the risks and potential volatility of such investments.

Past Performance.    There is no performance information for the High Yield Tax Free Fund because it had not commenced operations prior to the date of this prospectus. The Fund will compare its performance to the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a broad market index for the tax-exempt bond market comprised of approximately 1,100 bonds (approximately 60% revenue bonds and 40% state government obligations) in the U.S. market with a minimum credit rating of at least Baa.

FEES AND EXPENSES OF THE HIGH YIELD TAX FREE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Tax Free Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses

(expenses that are deducted from the High Yield Tax Free Fund’s assets)

	Class A
Management Fees	0.60	%(3)
Distribution and Service (12b-1) Fees	0.15%
Other Expenses	0.35	%(4)

Total Annual Fund Operating Expenses	1.10%

Contractual Fee and Expense Waivers	(0.20	)%(5)

Net Annual Fund Operating Expenses	0.90	%(5)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A CDSC of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	[The Adviser has agreed to voluntarily waive its management fee of 0.60% through April 30, 2009. The Adviser may extend all or a portion of such waiver but is not obligated to do so.]
(4)	Other Expenses are estimated for the current fiscal year.
(5)

These are the total fees and expenses that the High Yield Tax Free Fund is expected to incur for the fiscal year ended October 31, 2008. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of High Yield Tax Free Fund Class A shares will not exceed 0.90% of the average daily net assets of each Class. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the High Yield Tax Free Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the High Yield Tax Free Fund within the following three years, provided the High Yield Tax Free Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the High Yield Tax Free Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the High Yield Tax Free Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods; and

•	your investment has a 5% return each year.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the Fund would be:

	1 year	3 years
High Yield Tax Free Fund Class A Shares	$562	$789

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE HIGH YIELD TAX FREE FUND

Investment Objectives.    The High Yield Tax Free Fund seeks high current income that is exempt from federal income tax.

General.    The High Yield Tax Free Fund seeks to achieve its investment objectives by investing, under usual circumstances, at least 80% of its assets in municipal bonds. The portfolio manager seeks out Municipal Bonds with the potential to offer high current income, generally focusing on Municipal Bonds that can provide consistently attractive current yields.

The High Yield Tax Free Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that, at the time of purchase, are rated below investment grade by Standard and Poor’s, Moody’s or Fitch, or if unrated, determined by the Fund to be of comparable quality (frequently referred to as “junk bonds”). The Fund may also invest, without limitation, in higher rated municipal bonds. The High Yield Tax Free Fund may invest a portion of its total assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal AMT. For Fund investors subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations and, as such, a portion of the Fund’s distribution may be subject to federal income tax.

The High Yield Tax Free Fund may invest in other debt obligations, including two types of municipal bonds known as tobacco settlement revenue bonds and tobacco bonds subject to a state’s appropriation pledge.

The High Yield Tax Free Fund may invest in Municipal Lease Agreements and Certificates of Participation.

The High Yield Tax Free Fund may also invest insured municipal bonds, zero coupon bond and zero coupon convertible bonds and ETFs and private placements.

Concentration of Investments.    The High Yield Tax Free Fund is non-diversified such that the Fund may concentrate its assets in a smaller number of issuers.

Temporary Investments.    From time to time, the High Yield Tax Free Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The High Yield Tax Free Fund will assume a temporary defensive posture only when economic and other factors adversely affect the Municipal Bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in Municipal Bonds. When the High Yield Tax Free Fund maintains a temporary defensive position, it may not achieve its investment objectives.

Risks.    The High Yield Tax Free Fund has no operating history. The High Yield Tax Free Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the High Yield Tax Free Fund’s start-up period (up to three months), and from time to time, the High Yield Tax Free Fund may not achieve the desired portfolio composition. If the High Yield Tax Free Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

The High Yield Tax Free Fund’s performance could be adversely affected by Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Tax Free Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The High Yield Tax Free Fund may be affected by Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. This risk may be greater to the extent that the High Yield Tax Free Fund may invest in junk bonds.

The High Yield Tax Free Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Tax Free Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Tax Free Fund may lose its entire investment in those securities.

Another risk that could most adversely affect the High Yield Tax Free Fund’s performance is Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The High Yield Tax Free Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Another risk is Tobacco Bond Risk, which is the possibility that payments of principal and interest, which are not generally backed by the full faith, credit or taxing power of the state or local government, may, with respect to “Tobacco Settlement Revenue Bonds,” be affected by fluctuations in the future revenue flow from Tobacco Companies used to secure these payments or, in the case of “Subject to Appropriation Tobacco Bonds,” by states inability or failure to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due.

Other risks include non-diversification risk, income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and ETF risk.

Disclosure of Portfolio Holdings.    A description of the High Yield Tax Free Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The High Yield Tax Free Fund has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the High Yield Tax Free Fund is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

SPIRIT OF AMERICA HIGH YIELD INCOME FUND

(the “High Yield Income Fund”)

A SUMMARY OF THE HIGH YIELD INCOME FUND

Investment Objective.    The High Yield Income Fund seeks high current income.

Principal Strategies.    The High Yield Income Fund seeks to achieve its investment objective by investing, under usual circumstances, at least 80% of its assets in a diversified portfolio of high yield U.S. corporate bonds (frequently called “junk” bonds), taxable municipal bonds, income producing convertible securities, and preferred stocks. High yield bonds are rated below investment grade (BB and lower). The portfolio manager seeks out high yield bonds with the potential to offer high current income, generally focusing on High yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Fund may also invest in higher rated (above BB) bonds. Typically, the investments in the High Yield Income Fund will be subject to federal income taxation.

Consistent with its objective, the Fund may invest in other securities, including futures, options and swaps. The High Yield Income Fund may also invest in private placements.

Investment Risks.    An investment in the High Yield Income Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the High Yield Income Fund’s share price will fluctuate within a wide range. There is no assurance that the High Yield Income Fund will achieve its investment objective. The High Yield Income Fund’s performance could be adversely affected by the following principal risks:

•

No Operating History. The High Yield Income Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the High Yield Income Fund’s start-up period (up to three months), and from time to time, the High Yield Income Fund may not achieve the desired portfolio composition and/or diversification. If the High Yield Income Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

•

Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Income Fund because it invests, without limitation, in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

•

Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. Credit risk is significant for the High Yield Income Fund since it seeks to invest a portion of the Fund’s assets in low-quality bonds. Even if there is no actual default, it is probable that a bond will decline in price if its credit quality declines and its bond rating is downgraded to a lower category. The Fund attempts to reduce portfolio credit risk by diversifying its holdings and carefully researching issuer credit quality.

•

Credit Risks of Lower-Grade Securities, which is the possibility that bonds rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. High yield bond issuers often include small or relatively new companies lacking the operating history or capital to warrant investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Income Fund’s ability to sell these securities (see “Liquidity Risk”, described below) at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Income Fund may lose its entire investment in those securities.

•

Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon rate bonds before their maturity dates. The High Yield Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Call risk is typically higher for long-term bonds.

•	Income Risk, which is the possibility that the High Yield Income Fund’s income will decline because of falling interest rates.

•

Liquidity Risk, which is the possibility that particular investments are difficult to purchase or sell. The High Yield Income Fund’s investment in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous price or time. To the extent that the High Yield Income Fund invests in securities with substantial market and/or credit risk (i.e., “junk bonds”), the Fund will likely have greater exposure to liquidity risk. To the extent that the High Yield Income Fund invests in private placements which are generally illiquid, the Fund may be unable to sell those securities at an advantageous price or time.

•

Municipal Project Specific Risk, which is the risk that the Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar municipal projects (such as those relating to utilities, transportation, health care, housing, and education) industrial development bonds, or in bonds from issuers of a single state.

•

Market risk, which is the possibility that the value of the Fund’s securities may decline in value due to factors affecting the securities markets in general or specific state, municipal, or local issuers or particular sectors, industries or companies within the securities markets.

•	Manager Risk, which is the possibility that poor security selection will cause the High Yield Income Fund to underperform relevant benchmarks or other funds with similar investment objectives.

•

State specific risk, which is the possibility that if the High Yield Income Fund invests in the municipal Bonds of a particular State, the Bonds of that state may be affected significantly by economic, political or regulatory developments affecting the ability of that state’s issuers to pay interest or principal on their obligations.

•

ETF risk, which is the risk that the High Yield Income Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. There can be no assurance that the investment objective of any ETF in which the High Yield Income Fund invests will be achieved, as ETFs may not replicate and maintain exactly the composition and relative weightings of securities in the index.

•	Equity Risk, which is to the extent that the Fund invests in preferred stock, it may be subject to the risks of changing economic, stock market, sector, industry and company conditions.

•	Convertible Securities Risk, which is the risk that convertible securities generally offer lower interest or dividend yields than non-convertible securities of comparable quality.

•

Defaulted or Bankrupt Securities Risks, which is the risk that to the extent that the Fund may invest in securities that are in default or bankruptcy, these securities will not pay principal and will typically be replaced by new securities issued in a financial restructuring or bankruptcy reorganization. There are risks in the timing and details of a restructuring or reorganization. Delays will result in lost income to the Fund, and the value and amount of new securities issued may be less than expected. There are also legal risks that proceedings may be lengthy and that bankruptcy laws may be interpreted in ways that are unfavorable to bondholders.

•

Political and Domestic/International Crisis Risk, which is the risk that major political or domestic and/or international crises may occur which could have a significant effect on economic conditions and financial markets. Such crises, depending on their severity, timing and scale, could severely impact the operations of the Fund.

Suitability.    An investment in the High Yield Income Fund may be suitable for intermediate to long- term investors who seek high current income. Investors should be willing to accept the risks and potential volatility of such investments.

Past Performance.    There is no performance information for the High Yield Income Fund because it had not commenced operations prior to the date of this prospectus. The Fund will compare its performance to the Lehman U.S. Corporate High Yield Index. The Lehman U.S. Corporate High Yield Index is an unmanaged portfolio of corporate bonds constructed with a rules-based methodology to mirror the U.S. high yield debt market. Performance data for the index includes reinvested income. (Note that an investor cannot invest directly in an index and the index is not representative of the portfolio composition of the Fund.)

FEES AND EXPENSES OF THE HIGH YIELD INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the High Yield Income Fund.

Shareholder Fees

(fees paid directly from your investment)

	Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75	%(1)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	1.00	%(2)

Annual Fund Operating Expenses

(expenses that are deducted from the High Yield Income Fund’s assets)

	Class A
Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses		%(3)

Total Annual Fund Operating Expenses		%

Contractual Fee and Expense Waivers		%(4)

Net Annual Fund Operating Expenses	1.10	%(4)

(1)	Reduced for purchases of $100,000 and over, decreasing to zero for purchases of $1 million and over. See “Distribution Arrangements.”
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See “Distribution Arrangements.”
(3)	Other Expenses are estimated for the current fiscal year.
(4)	These are the total fees and expenses that the High Yield Income Fund is expected to incur for the fiscal year ended December 31, 2009. The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of High Yield Income Fund Class A shares will not exceed 1.10% of the average daily net assets of the High Yield Income Fund’s Class A Shares. The Adviser has agreed to waive advisory fees and/or reimburse expenses for the High Yield Income Fund until April 30, 2010. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the High Yield Income Fund within the following three years, provided the High Yield Income Fund is able to make such reimbursement and remain in compliance with the expense limitations stated above. This Operating Expenses Agreement shall continue for additional one-year terms, absent 30 days’ written notice from the Adviser.

Example

This Example is intended to help you compare the cost of investing in the High Yield Income Fund with the cost of investing in other mutual funds.

The Example assumes that:

•	you invest $10,000 in the High Yield Income Fund for the time periods indicated;

•	you redeem all of your shares at the end of those periods;

•	your investment has a 5% return each year; and

•	The High Yield Income Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your approximate costs of investing $10,000 in the High Yield Income Fund would be:

	1 year		3 years
High Yield Income Fund Class A Shares	[	]	[	]

You would pay the same amount of expenses if you did not redeem your shares.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS OF THE HIGH YIELD INCOME FUND

Investment Objective.    The High Yield Income Fund seeks high current income.

General.    The High Yield Income Fund seeks to achieve its investment objective by investing, under usual circumstances, at least 80% of its assets in a diversified portfolio of high yield U.S. corporate bonds (frequently called “junk” bonds), taxable municipal bonds, income producing convertible securities, and preferred stocks. High yield bonds are rated below investment grade (BB and lower). The portfolio manager seeks out high yield bonds with the potential to offer high current income, generally focusing on high yield bonds that can provide consistently attractive current yields. High yield bonds offer high income in an effort to compensate investors for the higher risk of default (failure to make required interest or principal payments). The Fund may also invest in higher rated (above BB) bonds. Typically, the investments in the High Yield Income Fund will be subject to federal income taxation.

Consistent with its objective, the Fund may invest in other securities, including futures, options and swaps. The High Yield Income Fund may also invest in private placements.

Temporary Investments.    From time to time, the High Yield Income Fund may take temporary defensive positions that are inconsistent with its principal investment strategies. The High Yield Income Fund will assume a temporary defensive posture only when economic and other factors adversely affect the bond market and, in the Adviser’s opinion, present extraordinary risks in being invested primarily in bonds. When the High Yield Income Fund maintains a temporary defensive position, it may not achieve its investment objective.

Risks.    The High Yield Income Fund has no operating history. The High Yield Income Fund is a newly formed series of the Company and has no history of operations. It is designed for long-term investors and not as a trading vehicle. During the High Yield Income Fund’s start-up period (up to three months), and from time to time, the High Yield Income Fund may not achieve the desired portfolio composition and/or diversification. If the High Yield Income Fund commences operations under inopportune market or economic conditions, it may not be able to achieve its investment objective.

The High Yield Income Fund’s performance could be adversely affected by Interest Rate Risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the High Yield Income Fund because it intends to invest mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The High Yield Income Fund may be affected by Credit Risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that Bond to decline. This risk may be greater to the extent that the High Yield Income Fund may invest in junk bonds.

The High Yield Income Fund may be affected by credit risk of lower grade securities, which is the possibility that securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade securities. Securities that are (or that have fallen) below investment- grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the High Yield Income Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the High Yield Income Fund may lose its entire investment in those securities.

Another risk that could most adversely affect the High Yield Income Fund’s performance is Call Risk, which is the possibility that during periods of falling interest rates, issuers of callable bonds may call (redeem) higher coupon bonds before their maturity dates. The High Yield Income Fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Other risks include income risk, liquidity risk, municipal project specific risk, zero coupon securities risk, market risk, manager risk, state-specific risk; ETF risk; equity risk; convertible securities risk; defaulted or bankrupt securities risk; and political and domestic/international crisis risk.

Disclosure of Portfolio Holdings.    A description of the High Yield Income Fund’s policies and procedures relating to selective disclosure of portfolio holdings is available in the Company’s Statement of Additional Information.

Commodity Exchange Act Exemption.    The Company intends to file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the National Futures Association. Therefore, the Company expects it will not be subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

MANAGEMENT OF THE FUNDS

Investment Adviser.

Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, is the investment adviser of the Real Estate Fund, the Value Fund, the High Yield Tax Free Fund and the High Yield Income Fund (each a “Fund,” and collectively, the “Funds”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940. The Adviser has managed the investments of the Funds since their inception and has no other assets under management.

The Adviser invests the Funds’ assets, manages the Funds’ business affairs and supervises the Funds’ day-to-day operations. The Adviser provides the Funds with advice on buying and selling securities in accordance with the Funds’ investment objectives, policies and limitations. The Adviser also furnishes office space and certain administrative and clerical services, and employs the personnel needed with respect to the Adviser’s responsibilities under its investment advisory contract with the Funds. The investment advisory agreement for the High Yield Income Fund was approved by the Board of Directors, including the independent directors, on November 12, 2008 and by the sole shareholder of the Fund on             . A discussion regarding the basis for the Board of Directors’ approval of the High Yield Income Fund’s investment advisory contract will be available in the High Yield Income Fund’s semi-annual report to shareholders for the period ending April 30, 2009. A discussion regarding the basis for the Board of Directors’ approval of the investment advisory contract for the Real Estate, Value, and High Yield Tax Free Funds is available in each Fund’s annual report to shareholders for the period ended December 31, 2007.

The Real Estate and Value Funds each pay the Adviser a fee at the annual rate of 0.97% of the Funds’ average daily net assets. The High Yield Tax Free Fund and the High Yield Income Fund pay the Adviser a fee at the annual rate of 0.60% of the respective Fund’s average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, the Adviser received a fee of 0.97% of the Real Estate Fund’s average daily net assets for the fiscal year ended December 31, 2007 and a fee of 0.97% of the Value Fund’s average daily net assets for the fiscal year ended December 31, 2007.

Portfolio Managers.

Raymond A. Mathis is primarily responsible for the day-to-day management of the Real Estate Fund. Mr. Mathis has been associated with the Adviser since 2007. Prior to joining the Adviser, Mr. Mathis was a securities analyst with Standard & Poor’s from 2001 through 2007, covering the Consumer Cyclical and Consumer Staples sectors in addition to Real Estate Investment Trusts. Mr. Mathis began his experience in the commercial real estate management in 1990. Subsequently, he enjoyed a career owning and managing hotel properties in Boston and New Orleans. After receiving his Masters of Business Administration from the University of New Orleans in 1998, he worked as a Project Controller for Starwood Hotels & Resorts Worldwide’s Design and Construction group.

William Mason is primarily responsible for the day-to-day management of the Value Fund, High Yield Tax Free Fund and High Yield Income Fund. Mr. Mason’s career spans over twenty-eight years in the municipal bond industry and includes over twenty years with David Lerner Associates, Inc. (“DLA”) where he is the Executive Vice President of Fixed Income Trading. On behalf of DLA, he manages Trading, Underwriting, Institutional Sales and Dealer Sales covering products such as, Municipal Bonds, Treasuries, Collateralized Mortgage Obligations, Corporate Bonds and Unit Investment Trusts. He also manages DLA’s proprietary fixed-income trading accounts. His career began at Merrill Lynch in 1980. He began in back office operations until he advanced to the trading department at Merrill Lynch where he stayed until 1983. Mr. Mason then moved to Morgan Stanley where he was Manager of Trading Operations from 1983 until 1985 when he became an Institutional Trader. In 1988 he left Morgan Stanley and started working at David Lerner Associates, Inc. where he became Head of the Trading Department. Mr. Mason currently serves as a member of the Board of Directors at David Lerner Associates, Inc. He is also a member of the Municipal Bond Club of New York.

Mr. Mason holds a General Securities Principal (Series 24) License, Municipal Securities Principal (Series 53) License, General Securities Representative (Series 7) License, and Uniform Securities Agent State Law Examination (Series 63) license.

David Lerner is the sole shareholder, a director and a controlling person of the Adviser. Mr. Lerner also is a director, chief executive officer, and president of David Lerner Associates, Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

PRICING FUND SHARES

Portfolio securities are valued, and net asset value (“NAV”) per share of each class of the Funds is calculated, as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The procedure for determining the NAV is identical for all classes of the Funds’ shares, but due to the specific distribution expenses and other costs allocable to each class, Real Estate Class A Shares and Real Estate Fund Class B Shares will not have the same NAV.

The NAV for each Fund is computed by adding the value of that Fund’s investments, cash and other assets, deducting liabilities and dividing the result by the number of shares of that Fund outstanding. With respect to the Real Estate Fund, expenses attributable to a specific class are deducted in determining the NAV of the class.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Directors described below.

The Company has established a valuation committee known as the Pricing Committee (the “Committee”). The Committee has responsibility for, among other things, determining and monitoring the value of each Fund’s assets. Fair value determinations are required for securities: (i) for which market quotations, in the judgment of the Adviser, are insufficient or not readily available; (ii) for which, in the judgment of the Adviser, the value does not represent a fair value of the security; or (iii) determined to be illiquid in accordance with the Company’s Liquidity Procedures. The Committee is comprised of the portfolio managers of the Company, the Chief Compliance Officer of the Adviser, any officer of the Company and any director of the Company.

When the Adviser determines that a fair value determination is required for a security, the Adviser will call a Committee meeting to determine a fair value of the security. The Adviser may also notify one or more Directors, who are not members of the Committee, of the Committee meeting if the Adviser considers it advisable to do so.

At the meeting of the Committee, a representative of the Adviser familiar with the security will describe to the Committee the nature of the security, the circumstances requiring a fair value determination and the Adviser’s recommended fair value or methodology for determining a fair value of the security.

The Committee (including any Director participating in the meeting who is not a member of the Committee) will make a fair value determination for the security and for each security that has been valued by a fair value determination, the Adviser will monitor the continuing appropriateness of the value or valuation methodology used with respect to the security. In the event the Adviser believes that the value or valuation methodology no longer produces a fair value of the security, the Committee shall make a new fair value determination.

When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Securities for which a reliable market value cannot be determined or for which market value is no longer reliable, are priced at fair value. As a result, a Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

HOW TO PURCHASE SHARES

General.

You can purchase shares of the Funds through broker-dealers that have executed a selling agreement with the Funds’ distributor, SSH Securities, Inc. (the “Distributor”). Class A Shares of the Funds are sold at the NAV next determined after receipt of a purchase order by the Company’s transfer agent, PNC Global Investment Servicing, (U.S.) Inc. (the “Transfer Agent”), plus an initial maximum sales charge of up to 5.25% (4.75% in the case of the High Yield Tax Free Fund and High Yield Income Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge (“CDSC”)

may be imposed at the time of redemption. The minimum initial investment for each Fund is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” for more complete information on each class of shares of the Funds.

Purchase orders for shares of any of the Funds that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. (Eastern Time) will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Funds and the Transfer Agent each reserve the right to reject any purchase order in whole or in part. The Company reserves the right to suspend the offering of shares of any Fund. The Company also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment requirements for any investor. The Company will not accept checks endorsed by a third party as payment for purchase orders.

When you sign your account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the Internal Revenue Service (“IRS”). If you violate IRS regulations, the IRS can require the Fund to withhold a portion of your taxable distributions and redemptions.

All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the U.S. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned.

The USA PATRIOT Act requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of customers opening new accounts. When completing the account application, you will be required to supply the Company with information, such as your taxpayer identification number, that will assist the Company in verifying your identity. Until such verification is made, the Company may temporarily limit additional share purchases. In addition, the Company may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Company may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Your information will be handled by us as discussed in our privacy statement.

Purchases by Mail.

Shares may be purchased initially by completing the account application accompanying this Prospectus and mailing it to the Transfer Agent, together with a check payable to “Spirit of America Real Estate Income and Growth Fund” (please specify Class A Shares or Class B Shares), “Spirit of America Large Cap Value Fund—Class A Shares,” “Spirit of America High Yield Tax Free Bond Fund—Class A Shares,” Or “Spirit of America High Yield Income Fund—Class A Shares.” The check or money order and account application may be mailed via regular mail to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000. If you are sending applications, checks or other communications to the Transfer Agent via express delivery, registered or certified mail, send to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427. Please send a minimum of $500 (including IRA and SEP accounts).

When making subsequent investments by mail, please return the bottom portion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to “Spirit of America Real Estate Income and Growth Fund” (please specify Class A Shares or Class B Shares), “Spirit of America Large Cap Value Fund—Class A Shares,” “High Yield Tax Free Bond Fund—Class A Shares, or “Spirit of America High Yield Income Fund—Class A Shares” and mailed to the Transfer Agent at the addresses noted above. Orders to purchase shares are effective on the day the Transfer Agent receives your check or money order, provided it is received before 4:00 p.m. (Eastern Time).

Purchases by Wire.

To make an initial investment by federal funds wire, you must first call the Transfer Agent at (800) 452-4892 to set up an account and receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. Your bank may impose a fee for investments by wire. In addition, an account application should be promptly forwarded to: Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000.

If you have a bank account at a member firm of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire to: PNC Bank, ABA# 031000053, Account #: 8606905732, (“Spirit of America Real Estate Income and Growth Fund”, (please specify Class A Shares or Class B Shares) “Spirit of America Large Cap Value Fund—Class A Shares”, “Spirit of America High Yield Tax Free Bond Fund—Class A Shares”, or “Spirit of America High Yield Income Fund”), FBO: (Insert your name and account number).

You may make additional investments at any time through the wire procedures described above, which must include your name and account number. The Company will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Wires received after the close of the NYSE will be considered received on the next business day.

Purchases through Broker-Dealers

The Company may accept telephone orders only from broker-dealers or financial intermediaries that have executed a selling agreement with the Distributor. The broker-dealers or financial intermediaries must promptly forward purchase orders and payments for the same to the appropriate Fund. Brokers or financial intermediaries through which an investor purchases shares of either Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Broker/dealers and mutual fund networks may have different minimum investment requirements.

For any order to be confirmed at the current day’s offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. (Eastern Time) on the same day. For any dealer order to be confirmed at the current day’s offering price, it not only must be received by the dealer prior to 4:00 p.m. (Eastern Time) on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. (Eastern Time) on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. (Eastern Time) are confirmed at the offering price on the following business day.

Purchases by Telephone.

The Funds accept telephone purchases only from brokers or financial intermediaries. Individuals may not make purchases by telephone.

Automatic Investment Plan

Bank Account

You can make additional purchases of shares of each Fund through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method to have monies deducted directly from your bank account for investment in the Funds. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the Automatic Investment Plan section of the account application enclosed with this prospectus. Subsequent investments may be made on a monthly or quarterly basis and are subject to a minimum required amount of $50. The Company may alter, modify or terminate this plan at any time.

Securities Brokerage Account

If available through your securities broker/dealer, you can also make additional purchases of the Funds through an Automatic Investment Plan which provides a convenient method to have all dividends and interest which are ordinarily credited to your securities brokerage account(s) invested directly into the Funds instead. You may authorize automatic investment of dividends and interest from your securities brokerage account by completing and signing a separate authorization form provided by your securities broker/dealer.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

Redemption by Mail.

You may redeem shares by submitting a written request for redemption via regular mail to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000. If you are sending your request via overnight mail services, send to Spirit of America Investment Fund, Inc., c/o PNC Global Investment Servicing, 101 Sabin Street, Pawtucket, RI 02860-1427. A written redemption request must: (i) identify your account name and account number; (ii) include the name of the Fund and class of shares, if applicable; (iii) state the number of shares or dollar amount to be redeemed; and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address or bank account other than that shown on the Transfer Agent’s records. When the Funds require a signature guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public endorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians and retirement plans.

A redemption request will not be considered to be in good order until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone or by Wire.

With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemption by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written request with a signature guarantee (as described above) to the Transfer Agent.

The Company reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

Neither the Company nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In this regard, the Company and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Company or the Transfer Agent fails to use reasonable procedures to verify the genuineness of telephone instructions, the Company may be liable for losses due to fraudulent or unauthorized instructions. The Company reserves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transactions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder’s address of record or wired to the shareholder’s bank account on file with the Transfer Agent.

Systematic Withdrawal Plan.

The Funds offer a Systematic Withdrawal Plan as an option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th day of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. Because Class A Shares of the Funds have a front-end sales load, it is not advisable to participate in the Systematic Withdrawal Plan if you are regularly purchasing shares. The Systematic Withdrawal Plan is not available for the Real Estate Fund Class B Shares. For information about starting a Systematic Withdrawal Plan, call the Transfer Agent at (800) 452-4892.

General Redemption Information.

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an intermediary, you may be subject to additional charges.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem shares in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares.” In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances.

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Frequent Purchases and Redemptions of Fund Shares.

Fund investors may attempt to profit through a practice called market timing or short-term trading in Fund shares. This might be achieved by the purchase and redemption of Fund shares within a short time period. Frequent short-term trading of shares may be detrimental to the long-term performance of a Fund because it may disrupt portfolio management strategy and because it may increase the Fund’s expenses. The Board of Directors has adopted the following policies and procedures to discourage market timing. The Funds receive reports from their service provider through which they monitor activity that may be construed to be short-term trading. When such activity appears to be taking place, the Fund issues instructions to its service provider to place restrictions on the shareholder’s purchase or exchange activity. From time to time, the Funds may put in place other procedures or practices to detect and/or discourage market timing by investors. However, investors should be aware that the Funds’ procedures, while designed to discourage disruptive trading practices, may not entirely eliminate the possibility that such activity may take place. The ability of the Company and its agents to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Company receives purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements.

Exchange of Shares.

You are permitted to exchange your Class A Shares of a Fund for Class A Shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. You may not exchange shares of Real Estate Fund Class B Shares.

DISTRIBUTION ARRANGEMENTS

The Real Estate Fund offers Class A Shares and Class B Shares. The Value Fund, the High Yield Tax Free Fund, and the High Yield Income Fund each offer Class A Shares. Each class of shares has the same rights and is identical in all respects, except Class A Shares charge a front-end sales load and pay 12b-1 fees. Real Estate Fund Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.

Rule 12b-1 Plans.

Each Fund has adopted a Plan of Distribution (each, a “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Each 12b-1 Plan permits the Fund or class, as applicable, to pay the Distributor from its own assets for the Distributor’s services and expenses in distributing shares of each Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Real Estate and Value Funds’ Class A Shares pay a 12b-1 fee at the annual rate of 0.30% of average daily net assets. The High Yield Tax Free Bond Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.15% of average daily net assets. The High Yield Income Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. Real Estate Fund Class B Shares pay a 12b-1 fee at the annual rate of 1.00% (0.25% of which are service fees) of average daily net assets. Each class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective class or Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares.

The offering price for Class A Shares of the Funds includes a front-end sales charge. The maximum sales charge is 5.25% (4.75% in the case of the High Yield Tax Free Fund and the High Yield Income Fund) of the offering price (5.54% or 4.99%, respectively, of the net amount invested) and is reduced on investments of $100,000 or more. Class A Shares of the Funds are subject to annual 12b-1 fees of 0.30% of average daily net assets of such class in any year. Certain purchases of Class A Shares of the Funds qualify for reduced front-end sales charges, as discussed below.

Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares are offered without a front-end sales charge, but are subject to a CDSC if the shares are redeemed within seven years of purchase. Real Estate Fund Class B Shares are subject to annual 12b-1 fees of 1.00% (0.25% of which are service fees) of average daily net assets in any year for approximately eight years after purchase. At the end of approximately eight years after purchase, Real Estate Fund Class B Shares will automatically be converted into Real Estate Fund Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 fee of 0.30% for Real Estate Fund Class A Shares will apply. See “Automatic Conversion of Real Estate Fund Class B Shares.”

Real Estate Fund Class B Shares permit all of your investment to work from the time the investment is made. Real Estate Fund Class B Shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and 12b-1 fee is to provide for the financing of the distribution of Real Estate Fund Class B Shares. Higher 12b-1 fees paid by Real Estate Fund Class B Shares will result in a higher expense ratio and lower dividends than Real Estate Fund Class A Shares and Value Fund Shares.

Factors to Consider in Choosing a Class of Shares of the Real Estate Fund.

You should determine whether it is more advantageous for you to purchase Real Estate Fund Class A Shares and incur a front-end sales charge or purchase Real Estate Fund Class B Shares and have your entire purchase invested in the Real Estate Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 fees applicable to each Class. The higher 12b-1 fees on Real Estate Fund Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money, or with respect to your total investment in the Fund.

Sale of Class A Shares.

The sales charge you pay for Class A Shares of the Funds depends on the dollar amount invested, as shown in the tables below. As of the date of this prospectus, further information regarding breakpoints is not currently provided on the Funds’ website, which is under construction.

Real Estate Fund and Value Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	5.25%	5.54%
$100,000 but less than $250,000	4.50%	4.71%
$250,000 but less than $500,000	3.75%	3.89%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*	No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

High Yield Tax Free Fund and High Yield Income Fund

	Total Sales Charge as a Percentage of
	Offering Price	Net Amount Invested
Under $100,000	4.75%	4.99%
$100,000 but less than $250,000	4.25%	4.44%
$250,000 but less than $500,000	3.75%	3.90%
$500,000 but less than $1,000,000	3.00%	3.09%
$1,000,000 or more*	0%	0%

*

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Funds impose a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimbursement for distribution-related expenses. A commission will be paid to authorized dealers who initiate and are responsible for purchases of $1 million or more.

If a prospective investor puts in orders on the same day to purchase Fund shares for (i) his/her individual account, (ii) joint account, (iii) individual retirement account, (iv) retirement plan account for his/her benefit or (v) his/her trust account, all such orders may be aggregated to determine possible breakpoint eligibility. It is the responsibility of the investor to advise his broker that he/she has holdings in other accounts that may qualify him/her for a lower sales charge. Purchases of the Funds made on the same day may be aggregated for breakpoint purposes. This information should be updated whenever changes occur, and it is the investor who is in the best position to be aware of his/her holdings. You may be asked to provide information or records, including account statements, regarding shares of Spirit of America Investment Fund, Inc. held in:

•	all of your accounts at Spirit of America Investment Fund, Inc.;

•	your accounts at another financial intermediary; and

•	accounts of parties related to you, such as your spouse or minor children (under age 21), at any financial intermediary.

Sales at Net Asset Value.

Class A Shares of the Funds may be sold at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of the Adviser or its affiliates; (ii) (a) officers and present or former directors of the Company, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children (up to age 18) of any such person, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Funds); (iii) the Adviser, the Distributor, and their affiliates, and certain employee benefit plans for employees of the Adviser and the Distributor; (iv) persons who establish, to the Distributor’s satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (“SEP”) contributions are made) if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Distributor; and (vi) investors who redeem shares of the Funds (excluding Real Estate Fund Class B Shares) and then decide to reinvest their redemption proceeds in additional shares of a Fund within 30 days.

Sale of Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares are sold at NAV, without an initial sales charge, next determined after receipt of an order. The full amount of your purchase is invested in Real Estate Fund Class B Shares. A CDSC, however, will be imposed on certain redemptions of Real Estate Fund Class B Shares within seven years after purchase. Real Estate Fund Class B Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, Real Estate Fund Class B Shares will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts representing increases in NAV above the initial purchase price of the shares identified for redemption.

Redemption Within	Percentage of Offering Price	Percentage of Net Amount Invested
First Year	5.75%	6.10%
Second Year	5.00%	5.26%
Third Year	4.00%	4.16%
Fourth Year	3.00%	3.09%
Fifth Year	2.00%	2.04%
Sixth Year	2.00%	2.04%
Seventh Year	1.00%	1.01%
Eighth Year	0.00%	0.00%

CDSC Waivers.

The CDSC is waived on redemptions of Real Estate Fund Class B Shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered owners occurring after the purchase of the shares being redeemed, (ii) in connection with required minimum distributions from an IRA or other retirement plan, (iii) in connection with returns of excess contributions to an IRA or other retirement plan, or (iv) effected pursuant to the right of the Real Estate Fund to liquidate a shareholder’s account as described under “How to Redeem Shares.”

Automatic Conversion of Real Estate Fund Class B Shares.

Real Estate Fund Class B Shares held for eight years after purchase are automatically converted into Real Estate Fund Class A Shares on the eighth anniversary after purchase. The Real Estate Fund will effect conversions of Real Estate Fund Class B Shares into Real Estate Fund Class A Shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a “Conversion Date”). If the eighth anniversary after a purchase of Real Estate Fund Class B Shares falls on a Conversion Date, Real Estate Fund Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, Real Estate Fund Class B Shares will be converted on the next Conversion Date after such anniversary.

The Real Estate Fund Class A Shares (into which the Real Estate Fund Class B Shares will convert) are subject to ongoing annual 12b-1 fees of 0.30% of average daily net assets of such shares. The Class A front-end sales charge will not apply to converted shares.

The automatic conversion of Real Estate Fund Class B Shares to Real Estate Fund Class A Shares constitutes a tax-free exchange for federal income tax purposes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions.

Each Fund intends to distribute all or substantially all of its net investment income and net capital gains to shareholders each year. Normally, income dividends will be paid quarterly for the Real Estate and Value Funds, and monthly for the High Yield Tax Free Fund and the High Yield Income Fund. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Dividends paid by the Real Estate Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Each class will share proportionately in the investment income and expenses of the Real Estate Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes.

The Funds expect that their distributions generally will consist of net investment income and any net short-term capital gains.

Dividends representing net investment income and distributions of net short-term capital gains are generally taxable as ordinary income, unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend” or is derived from qualified dividend income and, to the extent required for a particular Fund, is designated as qualified dividend income. Distributions of a Fund’s net capital gains are taxable to the shareholders as long-term capital gains, regardless of the length of time shares have been held by a shareholder. A Fund’s net capital gains are capital gains realized by the Fund from the sale of capital assets held by the Fund for more than one year, net of capital losses. Long-term capital gains received by a shareholder through such distributions are currently taxed at a maximum rate of 15% (other than for corporations). Without future Congressional action, the maximum tax rate on long-term capital gains applicable to capital gains dividends will return to 20% in 2011.

Under current law, qualified dividend income paid by a Fund to individual taxpayers is taxed at rates equal to those applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of a Fund with respect to its shares of such Fund, and the dividends paid to shareholders are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For shareholders of the Real Estate Fund, distributions from REITs received by the Real Estate Fund generally are not qualified dividend income which could, in turn, be distributed to such shareholders as qualified dividend income. These special rules relating to the taxation of qualified dividend income from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, a Fund’s dividends, other than capital gain dividends, will generally be taxable at ordinary income tax rates unless further Congressional legislative action is taken.

Unlike dividends paid by the High Yield Tax Free Fund, dividends paid by the High Yield Income Fund will typically be derived from taxable investments. Such dividends will not be “exempt-interest dividends.” Preferred stock dividends received by the High Yield Income Fund may qualify as qualified dividend income, in which case the payment of such income to shareholders would be eligible for long-term capital gains tax rates.

Distributions received by a shareholder in any Fund may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of such Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Upon the sale of shares of a Fund, shareholders of a Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year. An exchange of shares in a Fund for shares in another Fund is treated for tax purposes as a taxable disposition of shares, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Each Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gains and return of capital distributions made by any Fund for the preceding year. Distributions by a Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in a Fund, assuming reinvestment of all dividends and distributions. The High Yield Income Fund is new and does not have an operating history. Information, once available, will be included in the Fund’s next annual or semi-annual report.

Real Estate Fund Class A Shares

	For the Nine-Month Period Ended Sep. 30, 2008			For the Two-Month Period Ended Dec. 31, 2007*	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$	.		$14.42	$16.22	$13.47	$12.90	$10.93	$8.96

Income from Investment Operations:
Net investment income				0.08	0.32	0.23	0.22	0.20	0.30
Net realized and unrealized gain on investments				(2.14)	(0.94)	3.16	1.00	2.37	2.30

Total from investment operations				(2.06)	(0.62)	3.39	1.22	2.57	2.60

Less Distributions:
Distributions from net investment income				(0.08)	(0.32)	(0.23)	(0.22)	(0.20)	(0.30)
Distributions from capital gains				(0.95)	(0.86)	(0.41)	(0.35)	(0.27)	(0.09)
Distributions from return of capital				(0.02)	—	—	(0.08)	(0.13)	(0.24)

Total distributions				(1.05)	(1.18)	(0.64)	(0.65)	(0.60)	(0.63)

Net Asset Value, End of Period	$	.		$11.31	$14.42	$16.22	$13.47	$12.90	$10.93

Total Return[1]		%	[2]	(14.53)%[2]	(4.09)%	25.86%	9.59%	24.02%	30.07%
Ratios/Supplemental Data
Net assets, end of period (000)	$			$215,592	$253,674	$237,612	$192,751	$178,104	$137,410
Ratio of expenses to average net assets:
Before expense reimbursement or recapture		%	[3]	1.75%[3]	1.68%	1.71%	1.71%	1.77%	1.80%
After expense reimbursement or recapture		%	[3]	1.75%[3]	1.68%	1.71%	1.71%	1.83%	1.97%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recapture		%	[3]	3.82%[3]	2.04%	1.40%	1.67%	1.75%	3.18%
After expense reimbursement or recapture		%	[3]	3.82%[3]	2.04%	1.40%	1.67%	1.69%	3.01%
Portfolio turnover		%	[2]	0.42%[2]	4.20%	3.10%	1.02%	4.17%	1.52%

(1)	Calculation does not reflect sales load.
(2)	Calculation is not annualized.
(3)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

Real Estate Fund Class B Shares

	For the Nine-Month Period Ended Sep. 30, 2008			For the Two-Month Period Ended Dec. 31, 2007*	For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$	.		$14.68	$16.49	$13.69	$13.11	$11.11	$9.11

Income from Investment Operations:
Net investment income				0.06	0.21	0.13	0.15	0.12	0.26
Net realized and unrealized gain/(loss) on investments				(2.17)	(0.95)	3.21	1.01	2.40	2.30

Total from investment operations				(2.11)	(0.74)	3.34	1.16	2.52	2.56

Less Distributions:
Distributions from net investment income				(0.06)	(0.21)	(0.13)	(0.15)	(0.12)	(0.26)
Distributions from capital gains				(0.95)	(0.86)	(0.41)	(0.35)	(0.27)	(0.09)
Distributions from return of capital				(0.02)	—	—	(0.08)	(0.13)	(0.21)

Total distributions				(1.03)	(1.07)	(0.54)	(0.58)	(0.52)	(0.56)

Net Asset Value, End of Period	$	.		$11.54	$14.68	$16.49	$13.69	$13.11	$11.11

Total Return[1]		%	[2]	(14.64)%[2]	(4.78)%	25.02%	8.83%	23.13%	28.43%
Ratios/Supplemental Data
Net assets, end of period (000)	$			$7,645	$9,491	$12,248	$11,597	$12,592	$11,983
Ratio of expenses to average net assets:
Before expense reimbursement or recapture		%	[3]	2.45%[3]	2.38%	2.41%	2.41%	2.47%	2.50%
After expense reimbursement or recapture		%	[3]	2.45%[3]	2.38%	2.41%	2.41%	2.53%	2.67%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recapture		%	[3]	3.12%[3]	1.34%	0.70%	0.97%	1.05%	2.48%
After expense reimbursement or recapture		%	[3]	3.12%[3]	1.34%	0.70%	0.97%	0.99%	2.31%
Portfolio turnover		%	[2]	0.42%[2]	4.20%	3.10%	1.02%	4.17%	1.52%

(1)	Calculation does not reflect CDSC charges.
(2)	Calculation is not annualized.
(3)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

Value Fund Class A Shares

	For the Nine-Month Period Ended Sep. 30, 2008		For the Two-Month Period Ended Dec. 31, 2007*		For the Year Ended Oct. 31, 2007	For the Year Ended Oct. 31, 2006	For the Year Ended Oct. 31, 2005	For the Year Ended Oct. 31, 2004	For the Year Ended Oct. 31, 2003
Net Asset Value, Beginning of Period	$		$15.52		$14.23	$12.69	$11.74	$11.09	$9.63

Income from Investment Operations:
Net investment income			0.01		0.03	0.04	0.09	0.04	0.07
Net realized and unrealized gain/(loss) on investments			(0.35)		1.84	1.67	0.98	0.68	1.51

Total from investment operations			(0.34)		1.87	1.71	1.07	0.72	1.58

Less Distributions:
Distributions from net investment income			(0.01)		(0.03)	(0.04)	(0.09)	(0.04)	(0.08)
Distributions from capital gains			(0.88)		(0.55)	(0.13)	(0.03)	(0.01)	—
Distributions from return of capital			—		—	—	—	(0.02)	(0.04)

Total distributions			(0.89)		(0.58)	(0.17)	(0.12)	(0.07)	(0.12)

Net Asset Value, End of Period	$		$14.29		$15.52	$14.23	$12.69	$11.74	$11.09

Total Return[1]		%[2]	(2.30%)[2]		13.56%	13.52%	9.07%	6.48%	16.47%
Ratios/Supplemental Data
Net assets, end of period (000)	$		$66,112		$66,487	$46,189	$40,347	$35,826	$17,279
Ratio of expenses to average net assets:
Before expense reimbursement		%[3]	1.95	% [3]	1.93%	2.07%	1.96%	2.03%	2.65%
After expense reimbursement		%[3]	1.97%[3]		1.97%	1.97%	1.97%	1.97%	1.97%
Ratio of net investment income to average net assets:
Before expense reimbursement		%[3]	0.23%[3]		0.27%	0.16%	0.71%	0.35%	0.12%
After expense reimbursement		%[3]	0.21%[3]		0.23%	0.26%	0.70%	0.41%	0.80%
Portfolio turnover		%[2]	—		22.14%	14.37%	15.37%	—	—

(1)	Calculation does not reflect sales load.
(2)	Calculation is not annualized.
(3)	Calculation is annualized.
*	The Fund’s fiscal year-end changed from October 31 to December 31, effective December 31, 2007.

High Yield Tax Free Fund Class A Shares

For the Period Ended Sep. 30, 2008[1]
Net Asset Value, Beginning of Period		$10.00

Income from Investment Operations:
Net investment income
Net realized and unrealized gain/(loss) on investments

Total from investment operations

Less Distributions:
Distributions from net investment income
Distributions from capital gains
Distributions from return of capital

Total distributions

Net Asset Value, End of Period	$

Total Return[2]			%[3]
Ratios/Supplemental Data
Net assets, end of period (000)	$
Ratio of expenses to average net assets:
Before expense reimbursement			%[4]
After expense reimbursement			%[4]
Ratio of net investment income to average net assets:
Before expense reimbursement			%[4]
After expense reimbursement			%[4]
Portfolio turnover			%[3]

(1)	The Fund commenced operation on February 29, 2008.
(2)	Calculation does not reflect sales load.
(3)	Calculation is not annualized.
(4)	Calculation is annualized.

The following notice does not constitute part of and is not

incorporated into the prospectus of the Funds.

DAVID LERNER ASSOCIATES, INC.

Privacy Policy Statement

David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications or other forms or via telephone calls with you;

•	Information about your transactions with us (such as your purchases, sales, or account balances); or

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information to any non-affiliated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

SSH Securities, Inc.

Spirit of America Investment Fund, Inc.

The Great Art Fund, LLC

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5575

Distributor

SSH Securities, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(516) 390-5565

Shareholder Services

PNC Global Investment Servicing

P.O. Box 9800

Providence, RI 02940-8000

(800) 452-4892

Counsel

Blank Rome LLP

The Chrysler Building

405 Lexington Avenue

New York, NY 10174

Custodian

PFPC Trust Company

8800 Tinicum Boulevard, 4th Floor

Philadelphia, PA 19153

Independent Registered Public Accounting Firm

1

Additional information about the Funds is contained in the Statement of Additional Information (the “SAI”). The SAI is incorporated by reference into this prospectus.

Additional information about the investments of each Fund is available in its annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain an SAI, annual report or semi-annual report for the Funds without charge, or request other information or make shareholder inquiries call collect 516-390-5565.

The Funds’ reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the “SEC”) in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-551-8090. The reports and other information are available on the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. As of the date of this prospectus, the Funds’ reports and SAI are not currently available on the Fund’s website, which is under construction.

Investment Company File No. 811-08231

SPIRIT OF AMERICA REAL ESTATE INCOME AND GROWTH FUND

Class A Shares

Class B Shares

SPIRIT OF AMERICA LARGE CAP VALUE FUND

Class A Shares

SPIRIT OF AMERICA HIGH YIELD TAX FREE BOND FUND

Class A Shares

SPIRIT OF AMERICA HIGH YIELD INCOME FUND

Class A Shares

Each a Series of Spirit of America Investment Fund, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

STATEMENT OF ADDITIONAL INFORMATION

January __, 2009

This Statement of Additional Information (“SAI”) is not a prospectus but supplements, and should be read in conjunction with, the current Prospectus for the Spirit of America Real Estate Income and Growth Fund (the “Real Estate Fund”), the Spirit of America Large Cap Value Fund (the “Value Fund”), the Spirit of America High Yield Tax Free Bond Fund (the “High Yield Tax Free Fund”) and the Spirit of America High Yield Income Fund (the “High Yield Income Fund” and, together with the Real Estate, Value and High Yield Tax Free Funds, the “Funds”) dated January     , 2009. No investment in shares should be made without first reading the Prospectus. A copy of the Prospectus may be obtained, without charge, by contacting the distributor of Spirit of America Investment Fund, Inc. (the “Company”), SSH Securities, Inc. (the “Distributor”), 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, or calling collect 516-390-5565.

The annual and semi-annual reports are also available without charge by calling collect 516-390-5565. The Funds’ SAI, and annual and semi-annual reports to shareholders are also available on the Securities and Exchange Commission’s (the “SEC”) web site at http://www.sec.gov.

FUND HISTORY

The Company, a Maryland corporation organized on May 15, 1997, is an open-end management investment company. The Company is comprised of the Real Estate Fund, the Value Fund, High Yield Tax Free Fund and the High Yield Income Fund. Each Fund offers Class A shares and the Real Estate Fund also offers Class B shares.

INVESTMENT STRATEGIES,

POLICIES AND RELATED RISKS

The following supplements the information contained in the Prospectus concerning a description of securities and investment practices of the Funds. You should read it together with the each Fund’s section in the Prospectus entitled “Investment Objectives, Principal Investment Strategies, and Related Risks.”

As a fundamental policy, the Real Estate Fund, under normal circumstances, intends to invest at least 80% of its total assets in equity securities of real estate investment trusts (“REIT’s”) and other real estate industry companies. As a fundamental policy, the Value Fund invests at least 80% of its total assets in equity securities of companies in the large cap value segment of the market. Previously, the policy did not specify any capitalization range of the securities in which the Value Fund will invest. As a fundamental policy, the High Yield Tax Free Fund invests at least 80% of its total assets in municipal bonds which are exempt from federal income tax. As a fundamental policy, the High Yield Income Fund invests at least 80% of its total assets in a diversified portfolio of high yield U.S. corporate bonds, taxable municipal bonds, income producing convertible securities and preferred stock which are subject to federal income tax. The investment practices described below are not fundamental and may be changed without the approval of the Funds’ shareholders.

Convertible Securities

Although the Real Estate and Value Funds have no current intention of purchasing convertible securities, the Real Estate and Value Funds may invest up to 15% of their total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Real Estate and Value Funds. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as nonconvertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline.

The Real Estate Fund may also, but currently does not, invest up to 20% of its total assets in (a) mortgage-backed securities, (b) investment-grade taxable municipal obligations and (c) short-term investments. These instruments are described below.

Mortgage-Backed Securities. The Real Estate Fund may invest in all types of mortgage-backed securities. The Real Estate Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certificates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of principal and interest on the certificates. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

Although Fannie Mae, Freddie Mac and similar U.S. Government sponsored entities such as the Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, the securities issued by them are neither issued nor guaranteed by the U.S. Treasury. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Accordingly, these securities may involve more risk than securities backed by the U.S. Government’s full faith and credit.

Taxable Municipal Obligations. The Real Estate Fund may invest in investment grade taxable municipal securities. These securities are debt obligations issued by municipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable industrial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obligations, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits of the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable municipal securities generally will be included in gross income for federal income tax purposes and may be subject to income taxes imposed by any state or political subdivision.

Investment grade securities are within the four highest credit ratings of Moody’s Investors Service, Inc. (“Moody’s”), are rated A-1, AA or better by Standard & Poor’s Ratings Group (“S&P”), or are comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by Spirit of America Management Corp. (the “Adviser”) to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Real Estate Fund generally will not retain securities that fall below investment grade.

Short-Term Investments. The short-term investments in which the Real Estate Fund may invest are: corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits and bankers’ acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody’s or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

Convertible securities rank senior to common stocks in an issuer’s capital structure. They are consequently of higher quality and entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Options on Securities. The Real Estate and Value Funds may invest up to 5% of their respective total assets to purchase covered call options. In addition, the Real Estate and Value Funds may seek to increase their income or may hedge a portion of their portfolio investments through writing (i.e., selling) covered call options up to 5% of each Funds’ respective total assets and against no more than 50% of any single securities position held by the respective Funds. A call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option from the writer of the option at the stated exercise price at any time prior to the option’s expiration date. Under interpretations of the SEC currently in effect, which may change from time to time, a “covered” call option means that so long as the Real Estate or Value Fund is obligated as the writer of the call option, it will own (i) the underlying instruments subject to the option, (ii) instruments convertible or exchangeable into the instruments subject to the option or (iii) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.

The Real Estate and Value Funds will receive a premium when they write call options, which increases the Real Estate and Value Funds’ return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Real Estate and Value Funds will limit their opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Real Estate or Value Fund’s obligation as the writer of the option continues. Upon the exercise of a call option written by the Real Estate or Value Funds, the Funds may suffer an economic loss equal to the excess of the security’s market value at the time of the option exercise over the price at which the Real Estate or Value Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Real Estate and Value Funds might receive less total return and in other periods greater total return from their hedged positions than they would have received from leaving their underlying securities unhedged.

Purchasing only covered call options reduces the risk that securities dealers participating in such transactions would fail to meet their obligations to the Real Estate or Value Fund. In purchasing a call option, the Real Estate and Value Funds will seek to hedge against an increase in the market price of the underlying security. If a call option purchased is not sold or exercised when it has remaining value or remains equal to or below the exercise price during the life of the option, the option will expire worthless. For the purchase of a call option to be profitable, the market price of the underlying security must increase sufficiently above the exercise price to cover the premium and transaction costs.

Forward Commitments, When-Issued Securities and Delayed Delivery Transactions

Although the Funds may purchase securities on a when-issued basis, or purchase or sell securities on a forward commitment basis, or purchase securities on a delayed delivery basis, the Funds do not have the current intention of doing so in the foreseeable future. The Funds will normally realize a capital gain or loss in connection with these transactions.

No forward commitments will be made by the Funds if, as a result, each Fund’s aggregate commitments under such transactions would be more than 15% of the then current value of each Fund’s total assets. The Funds’ right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Funds will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Funds will set aside or segregate cash or liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Funds, the portfolio securities themselves. If a Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, a Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Standby Commitment Agreements

Although the Funds have no current intention of entering into standby commitments, the Real Estate and Value Funds may purchase a security subject to a standby commitment agreement. The related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the appropriate Fund’s net asset value (“NAV”). The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. Each Fund will at all times set aside or segregate cash or liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the appropriate Fund.

Short Sales

Where appropriate, the Funds may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities which the Adviser believes possess volatility characteristics similar to those being hedged. The Funds also may use short sales in an attempt to realize gain. To effect a short sale, a Fund borrows a security from a brokerage firm to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 15% of the value of the Fund’s net assets.

To secure each Fund’s obligation to replace any borrowed security, the Fund will set aside or segregate an amount of cash or U.S. Government securities equal to the difference between the market value of the securities sold short at the time of the short sale, and any cash or U.S. Government securities originally deposited with the broker in connection with the short sale (excluding the proceeds of the short sale). Each Fund will thereafter maintain daily the segregated account at such a level that the amount deposited in it plus the amount originally deposited with the broker as collateral will equal the greater of the current market value of the securities sold short, or the market value of the securities at the time they were sold short.

A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Each Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the appropriate Fund replaces the borrowed security. Each Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Repurchase Agreements

The Funds may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or primary dealers (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Real Estate and Value Funds’ ability to enter into repurchase agreements. Currently, the Real Estate and Value Funds intend to enter into repurchase agreements only with its custodian and such primary dealers. In a repurchase agreement, a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer’s money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Funds to keep all of their assets at work while retaining “overnight” flexibility in pursuit of investments of a longer-term nature. The Funds require continual maintenance by its custodian for their accounts in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, a Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor’s bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Illiquid Securities

Each of the Funds may invest up to 15% of its net assets in illiquid securities. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The Real Estate and Value Funds may invest in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration transactions by an issuer not involving any public offering. Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a safe harbor from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the appropriate Fund may be unable to dispose of such securities promptly or at reasonable prices.

The Adviser, under the supervision of the Board of Directors (the “Board”), will monitor the liquidity of securities in each Fund’s portfolio. In reaching liquidity decisions, the Adviser will consider, among other factors, the following: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of security.

Rights and Warrants

The Funds have no current intention to invest in rights and warrants, although the Real Estate and Value Funds may invest up to 15% of its net assets in rights or warrants only if the underlying equity securities are themselves deemed appropriate by the Adviser for inclusion in the appropriate Fund’s portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of equity investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of rights or warrants does not necessarily change with the value of the underlying security, although the value of a right or warrant may decline because of a decrease in the value of the underlying security, the passage of time or a change in perception as to the potential of the underlying security, or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Portfolio Turnover

It is each Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The High Yield Tax Free Fund and the High Yield Income Fund may hold securities for the sole purpose of receiving interest income, regardless of appreciation potential. A 100% annual turnover rate would occur if all securities in each Fund’s portfolio were replaced once within a period of one year. For the fiscal period ended December 31, 2007 and the fiscal year ended October 31, 2007, the Real Estate Fund had a portfolio turnover rate of 0% and 4%, respectively, and the Value Fund had a portfolio turnover of 0% and 22%, respectively. For the fiscal year ended October 31, 2006, the Real Estate Fund had a portfolio turnover of 3% and the Value Fund had a portfolio turnover of 14%. Although the High Yield Tax Free Fund and High Yield Income Fund were not in operation during the most during the fiscal period ended December 31, 2007, it is expected that they will have portfolio turnover rates of less than 35%.

Temporary Investments

From time to time, each Fund may take a temporary defensive position that is inconsistent with its principal investment strategies. For temporary defensive purposes, the Funds may invest in publicly traded debt instruments such as U.S. government and corporate bonds or mortgage backed securities. The High Yield Tax Free Fund and [High Yield Income Fund] may sell short U.S. Treasury Contracts. The Funds will assume a temporary defensive posture only when economic and other factors adversely affect the equity market. When the Funds maintain a temporary defensive position, they may not achieve their investment objective.

Fundamental Policies of the Real Estate Fund

In addition to the Real Estate Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Real Estate Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Real Estate Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Real Estate Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	purchase the securities of any one issuer, other than the U.S. Government and its agencies or instrumentalities, if as a result (a) the value of the holdings of the Real Estate Fund in the securities of such issuer exceeds 15% of its total assets, or (b) the Real Estate Fund owns more than 25% of the outstanding securities of any one class of securities of such issuer;

(c)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry (other than the real estate industry, in which the Real Estate Fund will invest at least 25% or more of its total assets), except that this restriction does not apply to U.S. Government securities;

(d)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding 5% of the value of its total assets at the time the borrowing is made;

(f)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	invest in companies for the purpose of exercising control;

(j)	issue any senior security; and

(k)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Real Estate Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Real Estate Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the Value Fund

In addition to the Value Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the Value Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the Value Fund may not:

(a)	with respect to 75% of its total assets, have such assets represented by other than: (i) cash and cash items, (ii) U.S. Government securities, or (iii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the Value Fund’s total assets, and not more than 10% of the outstanding voting securities of such issuer;

(b)	invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in any one industry except that this restriction does not apply to U.S. Government securities;

(c)	purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, including real estate equity securities;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the Investment Company Act of 1940, as amended (the “1940 Act”);

(e)	pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through (a) the purchase of debt obligations in accordance with its investment objectives and policies; or (b) the use of repurchase agreements;

(g)	issue any senior security; and

(h)	(i) purchase or sell commodities or commodity contracts including futures contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the Value Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Value Fund might be deemed to be an underwriter for purposes of the Securities Act.

Fundamental Policies of the High Yield Tax Free Fund

In addition to the High Yield Tax Free Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the High Yield Tax Free Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the High Yield Tax Free Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) municipal bonds exempt from federal income tax, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the High Yield Tax Free Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one state, except that this restriction does not apply to U.S. Government securities;

(c)	invest 25% of more of its total assets in industrial development bonds issued by companies within the same industry;

(d)	purchase or sell real estate;

(e)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(f)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(g)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(h)	participate on a joint or joint and several basis in any securities trading account;

(i)	purchase or sell commodities or commodity contracts ; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the High Yield Tax Free Fund may acquire restricted securities under circumstances in which, if such securities were sold, the High Yield Tax Free Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(j)	issue any senior security.

Fundamental Policies of the High Yield Income Fund

In addition to the High Yield Income Fund’s investment objective, the following fundamental policies may not be changed without approval by the vote of a majority of the High Yield Income Fund’s outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less. As a matter of fundamental policy the High Yield Income Fund may not:

(a)	with respect to 50% of its total assets, have such assets represented by other than: (i) U.S. high yield corporate bonds, or (ii) securities of any one issuer (other than the U.S. Government and its agencies or instrumentalities) not greater than 5% of the High Yield Income Fund’s total assets;

(b)	invest 25% or more of its total assets in the securities of issuers located in any one state, except that this restriction does not apply to U.S. Government securities;

(c)	purchase or sell real estate;

(d)	borrow money except for temporary or emergency purposes or to meet redemption requests, in an amount not exceeding the maximum permitted by the 1940 Act;

(e)	pledge, lend, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

(f)	make loans except through the purchase of debt obligations in accordance with its investment objectives and policies;

(g)	participate on a joint or joint and several basis in any securities trading account;

(h)	(i) purchase or sell commodities or commodity contracts; (ii) invest in interests in oil, gas, or other mineral exploration or development programs; (iii) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (iv) act as an underwriter of securities, except that the High Yield Income Fund may acquire restricted securities under circumstances in which, if such securities were sold, the High Yield Income Fund might be deemed to be an underwriter for purposes of the Securities Act; and

(i)	issue any senior security.

Non-Fundamental Policy of the Funds

The following restriction is imposed by the management of the Funds and may be changed by the Board without shareholder approval at any time. The Funds may not:

(a)	borrow money, except that the Funds may borrow money from banks for temporary or emergency purposes only, including the meeting of redemption requests which might require the untimely disposition of securities, and may use collateral for such borrowing. Such temporary borrowing may not exceed 33.33% of the value of the total assets of the Real Estate and Value Funds at the time of borrowing and may not exceed 5% of the value of the total assets of either the High Yield Tax Free Fund or the High Yield Income Fund at the time of borrowing. In the event asset coverage for such borrowings falls below 300%, a Fund will reduce, within three days, the amount of its borrowing in order to provide for 300% asset coverage.

(b)	engage in time zone arbitrage transactions, buy back transactions, dollar roll transactions or even linked bond transactions;

(c)	enter into any swap agreements; and

(d)	invest in derivative securities, other than covered call options in the case of the Real Estate Fund and Value Fund, and other than those securities, in the case of the High Yield Tax Free Fund and High Yield Income Fund, which are derived from municipal bonds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The following policies and procedures describe the circumstances under which the Company, its administrator, PNC Global Investment Servicing (U.S.) Inc. (“PNC”) or its Adviser (collectively the “Service Provider(s)”), may disclose each Fund’s portfolio securities. The principal Service Provider responsible for dissemination of information about the Funds’ portfolio securities is PNC. The Company and its Service Providers shall only disclose information concerning securities held in the Funds’ portfolios under the following circumstances:

The Company or a Service Provider may disclose a Fund’s portfolio securities holdings to selected third parties in advance of general release when the Company has a legitimate business purpose for doing so and it shall authorize in writing its Service Providers to disclose the Fund’s portfolio holdings; examples of instances in which selective disclosure of a Fund’s portfolio securities may be appropriate include disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Adviser; disclosure to a newly hired investment adviser or sub-adviser prior to its commencing its duties; disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company; or disclosure to a rating or ranking agency. From time to time, the Funds may also disclose their top ten holdings on their web-site with little or no lag time.

As required by the federal securities laws, including the 1940 Act, the Company shall disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-Q, or such other filings, reports or disclosure documents as the applicable regulatory authorities may require. These filings are made publicly available and are sent to shareholders within 60 days following the end of each fiscal quarter.

In the event that the Company or a Service Provider discloses a Fund’s portfolio securities holdings to a selected third party for a legitimate business purpose, such third party shall be required to keep the information confidential and shall not trade on such information.

Neither the Company, a Service Provider nor any of their affiliated persons (as that term is defined in the 1940 Act) shall receive compensation in any form, whether in cash or otherwise, in connection with the disclosure of information about the Funds’ portfolio securities.

PNC is responsible for portfolio holdings disclosure to third party service providers of auditing, custody, proxy voting and other services to the Company, or disclosure to a rating or ranking organization. With respect to any other disclosure of the Company’s portfolio holdings, the Company’s President and Treasurer, or the Adviser’s President shall be authorized to disclose such information.

In order to ensure that the disclosure of the Funds’ portfolio securities is in the best interests of the Funds’ shareholders and to avoid any potential or actual conflicts of interest with PNC, the Adviser, the Company’s principal underwriter or any affiliated person (as that term is defined in the 1940 Act) of such entities, the disclosure of any of the Funds’ portfolio securities for legitimate business purposes shall be approved by the Company’s Board of Directors in advance of such disclosure. This requirement shall not apply to the disclosure of the Funds’ portfolio securities to the Company’s existing service providers of auditing, custody, proxy voting and other services to the Company in connection with the provision of their services to the Company, or as otherwise provided herein.

The Board shall receive quarterly reports stating whether disclosures were made concerning the Funds’ portfolio holdings in contravention of these policies and procedures during the previous quarter, and if so, such report shall describe to whom and under what circumstance such disclosures were made.

MANAGEMENT OF THE FUNDS

Directors and Officers

The Board has responsibility for the overall management and operations of the Funds. The Board establishes the Funds’ policies and oversees and reviews the management of the Funds. The Board meets regularly to review the activities of the officers, who are responsible for day-to-day operations of the Funds.

Set forth below are the Directors and executive officers of the Funds, their ages, business addresses, positions and terms of office, their principal occupations during the past five years, and other directorships held by them.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS

David Lerner[2] (72) 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	President and founder, David Lerner Associates, Inc., a registered broker-dealer; President, Spirit of America Management Corp., the Company’s investment adviser; and Chief Executive Officer and President of SSH Securities, Inc., the Company’s Distributor.	4	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of SSH Securities, Inc., the Company’s Distributor; Director of David Lerner Associates, Inc., a registered broker dealer.

Daniel Lerner[2] (47) 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer, since September 2000. Previously: Broker with Prudential Securities from February 2000 to July 2000; Broker with Bear Stearns from January 1999 to May 1999; Vice President of SSH Securities, Inc., the Company’s Distributor and Senior Vice President.	4	Director of David Lerner Associates, Inc., a registered broker-dealer.

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Allen Kaufman (72) c/o 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.	4	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (72) c/o 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	4	Director of Freight Management Systems, Inc.

Richard Weinberger (72) c/o 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January, 2005; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	4	None

OFFICERS

David Lerner (see biography above)	President

Alan P. Chodosh (54) 477 Jericho Turnpike Syosset, New York 11791	Treasurer Secretary	Since 2003 Since 2005	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1997	N/A	N/A

Name (Age) and Address	Position(s) Held with the Company	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Joseph Pickard (48) 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July, 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

[1]	Each Director serves for an indefinite term, until his successor is elected.

[2]

David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his position with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

Committees

The Board has an Audit Committee, comprised of Messrs. Kaufman, Thune and Weinberger. The Audit Committee makes recommendations to the Board with respect to the engagement of independent auditors, approves all auditing and other services provided to the company and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect on the Funds’ financial operations. During the fiscal period ended December 31, 2007, there was one Audit Committee meeting. During the fiscal year ended October 31, 2007, there were two Audit Committee meetings.

The Board has a Pricing Committee consisting of the Portfolio Manager of the Company, the Chief Compliance Officer of the Adviser, any officer of the Company or any Director of the Company. The Pricing Committee has responsibility for, among other things, determining and monitoring the value of each Funds’ assets. The Pricing Committee did not meet during the fiscal period ended December 31, 2007, nor did the Committee meet during the fiscal year ended October 31, 2007.

The Board has a Compliance Committee consisting of Messrs. Kaufman, Thune and Weinberger and the Company’s Chief Compliance Officer. The Compliance Committee has the responsibility of, among other things, monitoring the Company’s compliance with applicable law. During the fiscal period ended December 31, 2007, there was one Compliance Committee meeting. During the fiscal year ended October 31, 2007, there were four Compliance Committee meetings.

The Board has a Nominating Committee consisting of Messrs. Kaufman and Thune. The Nominating Committee evaluates the size and composition of the Board, identifies and screens independent director candidates for appointment to the Board and submits final recommendations to the full Board for approval, reviews independent director compensation and expense reimbursement policies, and reviews memoranda prepared by independent legal counsel relating to positions, transactions and relationships that could reasonably bear on the independence of directors. The Nominating Committee did not meet during the fiscal period ended December 31, 2007, nor did the Committee meet during the fiscal year ended October 31, 2007.

Consequently, while the Nominating Committee will consider candidates timely recommended by shareholders to serve as a director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Company. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any timely submitted shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Directors. For shareholder recommendations to be considered, a shareholder must provide contact information for the candidate, including all the information about a candidate that would be required to be included in a proxy statement seeking approval of that candidate, and a notarized letter executed by that candidate which states his or her willingness to serve on the Board if elected.

Security and Other Interests

The following table sets forth the aggregate dollar range of equity securities beneficially owned by each Director in the Funds as of December 31, 2007.

Name of Director	Dollar Range of Equity Securities in the Real Estate Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
David Lerner	Over $100,000	Over $100,000
Daniel Lerner	None	None
Allen Kaufman	$1 - $10,000	$1 - $10,000
Stanley Thune	$1 - $10,000	$1 - $10,000
Richard Weinberger	None	None

Name of Director	Dollar Range of Equity Securities in the Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
David Lerner	Over $100,000	Over $100,000
Daniel Lerner	None	None
Allen Kaufman	None	$1 - $10,000
Stanley Thune	None	$1 - $10,000
Richard Weinberger	None	None

The High Yield Tax Free Fund and High Yield Income Fund were not in operation during the most recently completed fiscal period.

With respect to the Directors who are not “interested persons” of the Company as defined in the 1940 Act, as of December 31, 2007, neither they or any of their immediate family members owned, beneficially or of record, any securities in the Adviser or Distributor of the Company, or any securities in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Distributor of the Company.

Compensation

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Until December 12, 2007, each Director of the Company who is not an affiliated person of the Adviser or Distributor received a quarterly retainer of $1,000, a $500 meeting fee plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Effective December 12, 2007, each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $1,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended December 31, 2007 and for the year ended October 31, 2007, the Company paid $4,000 and $22,000, respectively, for the Chief Compliance Officer fee. In addition, David Lerner Associates, Inc. (“DLA”), a registered broker-dealer affiliated with the Adviser and the Distributor, received no brokerage commissions for the period ended December 31, 2007 and for the year ended October 31, 2007.

The table below sets forth the compensation paid to the Directors of the Company for the fiscal period from November 1, 2007 to December 31, 2007.

Name of Director	Aggregate Compensation from Company	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors
David Lerner	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0
Allen Kaufman	$0	$0	$0	$0
Stanley Thune	$0	$0	$0	$0
Richard Weinberger	$0	$0	$0	$0

The table below sets forth the compensation paid to the Directors of the Company for the fiscal year ended October 31, 2007.

Name of Director	Aggregate Compensation from Company(1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors(2)
David Lerner	$0	$0	$0	$0
Daniel Lerner	$0	$0	$0	$0
Allen Kaufman	$9,500	$0	$0	$9,500
Stanley Thune	$9,000	$0	$0	$9,000
Richard Weinberger	$9,000	$0	$0	$9,000

(1)	Trustees fees and expenses are allocated among all of the Funds comprising the Company. For the fiscal year ended October 31, 2007, the Trustee fees and expenses were allocated to each Fund as follows: $ to the Real Estate Fund, $ to the Value Fund and $0 to each the High Yield Tax Free Fund and the High Yield Income Fund. The High Yield Tax Free Fund commenced operations on February 29, 2008 and the High Yield Income Fund had not commenced operations as of the date of this SAI. The High Yield Tax Free Fund and the High Yield Income Fund will each be allocated their portion of Trustee fees and expenses in future fiscal years. For the fiscal year ended December 31, 2008, such allocations are estimated to be $ and $ , respectively.

(2)	These figures represent the annual aggregate compensation paid by the Fund Complex for the fiscal year ended October 31, 2007. The Fund Complex is currently comprised of the Company.

Elimination of the Sales Load

The officers and present and former directors of the Funds may purchase Real Estate Fund Class A Shares, Value Fund Class A Shares, High Yield Tax Free Fund Class A Shares and High Yield Income Fund Class A Shares, as applicable, at NAV (i.e. without any initial sales charge).

Code of Ethics

The Company, Adviser and the Distributor have adopted a joint Code of Ethics under Rule 17j-1 under the 1940 Act. The Code of Ethics permits but restricts the investing activities of the Funds’ officers and Directors and personnel of the Distributor and Adviser in an effort to prevent deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

Policy for Voting Proxies

The Board has delegated to the Adviser the responsibility to vote proxies of companies held in each Fund’s portfolio according to the Company’s Proxy Voting Policies and Procedures. It is the policy of the Funds to vote portfolio company proxies in a manner reasonably expected to ensure that proxies are voted in the best interests of the Funds and their shareholders. Thus, the Funds generally vote in line with management’s recommendations, as the Funds believe that management of such portfolio companies has its shareholders’ best interests in mind. However, in cases where there is strong evidence that the portfolio company’s proxy proposal is not in the interest of the Funds or their shareholders, the Funds will vote against management’s recommendations.

In the event that a conflict arises between the interests of a Fund’s shareholders and those of the Adviser, the Distributor, or an affiliate of such parties or the Fund, in connection with voting proxies, the Adviser will contact an Independent Director of the Fund. The Adviser will disclose the conflict of interest to such Independent Director, propose the manner in which it believes the vote should be cast (e.g., for or against management, or abstain), and seek the Independent Director’s consent to voting in such manner. In the event the Independent Director determines not to consent to such proposed manner of voting, the Adviser will vote the proxy in the manner directed by the Independent Director.

Upon receiving proxy materials on behalf of the Funds, the Funds’ portfolio manager reviews all issues up for vote, votes such proxies in accordance with the Proxy Voting Policies and Procedures, and submits them to the issuer in a timely manner.

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve-month period ended June 30, 2008 is available for the Real Estate Fund, Value Fund and High Yield Tax Free Fund and will be available on June 30, 2009 for all Funds, without charge by calling collect 516-390-5565 and on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December     , 2008, the officers and Directors, as a group, owned beneficially less than 1.00% of the              Fund and approximately     % of the outstanding voting shares of the              Fund Class A Shares.

As of December     , 2008, the following shareholders owned of record or beneficially 5% or more of Real Estate Class A, Real Estate Class B, Value Fund Class A Shares or High Yield Tax Free Fund Class A Shares.

Spirit of America High Yield Tax Free Bond Fund - Class A Shares

Shareholders	Percentage Owned
%

%

INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser

Mr. David Lerner is the sole shareholder, director and controlling person of the Adviser. Mr. Lerner also is a director, chief executive officer, and president of the Distributor. Mr. Lerner also is a director, chief executive officer, and president of (“DLA”), a registered broker-dealer affiliated with the Adviser and Distributor. Therefore, Mr. Lerner is an affiliated person of the Funds, the Adviser and the Distributor.

The Company employs the Adviser to manage the investment and reinvestment of the assets of the Funds, to determine in its discretion the assets to be held uninvested, to provide the Company with records concerning the

Adviser’s activities which the Company is required to maintain, and to render regular reports to the Funds’ officers and Board of Directors concerning the Adviser’s discharge of the foregoing responsibilities. The annual advisory fee payable by the Real Estate and Value Funds is 0.97% of each Fund’s average daily net assets. The High Yield Tax Free Fund and the High Yield Income Fund pay the Adviser a fee at the annual rate of 0.60% of each Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive all or a portion of its fees and to reimburse certain expenses so that the total operating expenses of Real Estate Fund Class A Shares, Value Fund Class A Shares, High Yield Tax Free Fund Class A Shares, High Yield Income Fund Class A Shares and Real Estate Fund Class B Shares until April 30, 2009, will not exceed 1.97%, 1.97%, 0.90%, 0.90% and 2.67%, respectively. In subsequent years, overall expenses for the Real Estate Fund Class A Shares, Value Fund Class A Shares, High Yield Tax Free Fund Class A Shares, High Yield Income Fund Class A Shares, and Real Estate Fund Class B Shares may not fall below 1.97%, 1.97%, 0.90%, 0.90% and 2.67% respectively, until the Adviser has been fully reimbursed for fees forgone or expenses paid. Each Fund class bears its pro rata share of the fee payable to the Adviser. For the fiscal years ended October 31, 2005, 2006 and 2007, and the fiscal period ended December 31, 2007, the fees for each Fund payable to the Adviser, the reductions attributable to voluntary fee waivers and the net fees paid with respect to the Funds were as follows:

Fiscal Year Ended October 31, 2005*

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$1,935,087	$0	$1,935,087
Value Fund	$390,228	$0	$390,228

Fiscal Year Ended October 31, 2006*

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$2,083,536	$0	$2,083,536
Value Fund	$396,269	$40,192	$356,077

Fiscal Year Ended October 31, 2007*

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$2,535,519	$0	$2,535,519
Value Fund	$538,148	$0	$538,148

Fiscal Period From November 1, 2007 to December 31, 2007*

Fund	Advisory Fees Payable	Reduction in Fee	Net Fee Paid
Real Estate Fund	$385,043	$0	$385,043
Value Fund	$105,695	$0	$105,695

*	The High Yield Tax Free Fund and High Yield Income Fund were not in operation during the period.

INFORMATION ABOUT PORTFOLIO MANAGERS

Other Accounts Managed

As of the date of this SAI, the Portfolio Managers do not provide portfolio management for any other registered investment companies, pooled investment vehicles or other accounts.

Portfolio Manager Change

Effective September 5, 2008, Donna J. Mackay ceased to be the Portfolio Manager for the Value Fund and is no longer affiliated with the Adviser. William Mason has assumed responsibility for the day-to-day management of the Real Estate Fund.

Description of Compensation

Each Portfolio Manager’s compensation consists of a fixed base salary and a bonus. Mr. Mathis receives a bonus that is based on the increase in value of both the Real Estate and Value Funds and an annual bonus based on the performance of both the Real Estate and Value Funds compared against relevant indices. Mr. Mason will receive a bonus that is based on a percentage of the increase in the NAV of the [Value Fund], High Yield Tax Free Fund, and High Yield Income Fund. In addition, Mr. Mason will receive: a) a percentage of the commissions earned by DLA in connection with the sale of the [Value Fund], High Yield Tax Free Fund, and High Yield Income Fund to retail customers; and b) a percentage of the management fee received by the Adviser for its management of the [Value Fund], High Yield Tax Free Fund, and High Yield Income Fund.

Potential Conflicts of Interest

The management of multiple funds may give rise to potential conflicts of interest if the funds have different objectives, benchmarks, time horizons and fees. The Portfolio Managers may be required to allocate their time and investment ideas across multiple funds. The Portfolio Managers may execute transactions for a fund that may adversely impact the value of securities held by another fund. Securities selected for one fund may outperform the securities selected for another fund. Each Portfolio Manager’s management of his/her personal accounts may also give rise to potential conflicts of interest.

The Portfolio Manager of the Value Fund, High Yield Tax Free Fund, and High Yield Income Fund, William Mason, is employed by DLA, a registered securities broker/dealer. In that capacity, he manages Trading, Underwriting, Institutional Sales and Dealer Sales covering products such as, Municipal Bonds, Treasuries, Collateralized Mortgage Obligations, Corporate Bonds and Unit Investment Trusts. He also manages DLA’s proprietary fixed-income trading accounts. Conflicts of interest may arise because the Funds’ Portfolio Managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

Different Investment Strategies. The accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between a Fund and other accounts managed by the Portfolio Managers, the Portfolio Managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for other accounts overseen by the Portfolio Managers.

Ownership of Securities

The following table sets forth the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of December __, 2008.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Real Estate Fund
Raymond A. Mathis	$

Name of Portfolio Manager	Dollar Range of Equity Securities in the Value Fund
William Mason	$

Name of Portfolio Manager	Dollar Range of Equity Securities in the High Yield Tax Free Fund
William Mason	$

Name of Portfolio Manager	Dollar Range of Equity Securities in the High Yield Income Fund
William Mason	$0

*	The High Yield Income Fund had not commenced operations as of the date of this SAI.

Principal Distributor

SSH Securities, Inc. is located at 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006. Mr. David Lerner, director, chief executive officer and president of the Distributor, is also the sole shareholder and director of the Adviser and an affiliated person of the Company and the Distributor. The shares of each Fund are offered continuously.

Distribution and Service Plans

Class A Shares of the Funds and Real Estate Fund Class B Shares have each adopted a Rule 12b-1 Plan with respect to its shares (each a “12b-1 Plan,” collectively, the “12b-1 Plans”).

The Plans provide that the Distributor may use the fees paid by the Funds under the Plans (“12b-1 fees”) to finance the distribution of each Fund’s shares. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel and paying distribution and maintenance fees to brokers, dealers and others.

The Plans provide that the Distributor will use the 12b-1 fees received from each of the Funds for expenses incurred in the promotion and distribution of shares of each respective class of each Fund. 12b-1 fees received from the Funds will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of the Distributor.

The Plans are characterized as compensation plans because the distribution and service fees will be paid to the Distributor without regard to the distribution or shareholder services expenses incurred by the Distributor or the amount of payments made to financial institutions and intermediaries.

The Real Estate Fund Class A Shares, and Value Fund Class A Shares are not obligated under their Plans to pay any 12b-1 fee in excess of an annual rate of 0.30% of their average net assets. Real Estate Class B Shares are not obligated under their plan to pay any 12b-1 and service fees in excess of an annual rate of 1.00% of their average net assets. The High Yield Tax Free Fund Class A Shares and High Yield Income Fund Class A Shares are not obligated under its plan to pay any 12b-1 fees in excess of an annual rate of 0.15% of its average net assets. All expenses of distribution and marketing in excess of the maximum amounts permitted by the Plans per annum will be borne by the Distributor.

The Funds intend to operate the Plans in accordance with their terms and in accordance with the rules of the Financial Industry Regulatory Authority (“FINRA”) concerning sales charges.

The fees paid to the Distributor under the Plans are subject to annual review and approval by the Funds’ Independent Directors who have the authority to reduce the fees or terminate the Plans at any time. All payments made pursuant to the Plans shall be made for the purpose of selling shares issued by each Fund or servicing shareholder accounts.

Under the Plans, the Distributor reports the amounts expended under the Plans and the purposes for which such expenditures were made, to the Directors of the Funds for their review on a quarterly basis. Also, the Plans provide that the selection and nomination of Directors who are not interested persons of the Funds, as defined in the 1940 Act (“Independent Directors”), are committed to the discretion of such Independent Directors then in office. Such Independent Directors must comprise a majority of the Board and those Independent Directors shall select and nominate any other Independent Directors of the Company. Additionally, any person who acts as legal counsel for the Independent Directors of the Company is an independent legal counsel as defined in Rule 0-1(a)(6) under the 1940 Act.

The Adviser may from time to time make payments for distribution services to the Distributor from its own funds or such other resources as may be permitted by rules of the SEC. The Distributor may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

In the event that the Plans are terminated or not continued, no Fund or class of shares would owe any distribution fees (other than current amounts accrued but not yet paid) to the Distributor.

David Lerner is a director, the chief executive officer and president of the Distributor. Mr. Lerner is also a director, the chief executive officer and president of DLA, a registered broker-dealer affiliated with the Adviser and the Distributor and he is an interested person of the Funds. Daniel Lerner is an interested person of the Funds.

The Plans were adopted because of their anticipated benefit to the Funds. These anticipated benefits include: increased promotion and distribution of the Funds’ shares, an enhancement in the Funds’ ability to maintain accounts and improve asset retention, increased stability of net assets for the Funds, and, to the extent that assets remain invested in the Funds, greater flexibility in achieving investment objectives.

For the fiscal year ended October 31, 2007, the Real Estate Fund Class A Shares paid 12b-1 fees of $749,972 to the Distributor, who in turn paid fees consisting of payments of approximately: $8,571 for advertising; $12,952 for printing and mailing of prospectuses; and $606,389 for compensation to broker-dealers.

For the fiscal period from November 1, 2007 to December 31, 2007, the Real Estate Fund Class A Shares paid 12b-1 fees of $744,695 to the Distributor, who in turn paid fees consisting of payments of approximately: $9,665 for advertising; $12,774 for printing and mailing of prospectuses; and $606,389 for compensation to broker-dealers.

For the fiscal year ended October 31, 2007, the Real Estate Fund Class B Shares paid 12b-1 fees of $114,030 to the Distributor, who in turn paid fees consisting of payments of approximately: $1,292 for advertising; $1,952 for printing and mailing of prospectuses; and $28,963 for compensation to broker-dealers.

For the fiscal period from November 1, 2007 to December 31, 2007, the Real Estate Fund Class B Shares paid 12b-1 fees of $107,660 to the Distributor, who in turn paid fees consisting of payments of approximately: $1,342 for advertising; $1,774 for printing and mailing of prospectuses; and $28,963 for compensation to broker-dealers.

For the fiscal year ended October 31, 2007, the Value Fund Class A Shares paid 12b-1 fees of $166,438 to the Distributor, who in turn paid fees consisting of payments of approximately: $1,879 for advertising; $2,839 for printing and mailing of prospectuses; and $131,836 for compensation to broker-dealers.

For the fiscal period from November 1, 2007 to December 31, 2007, the Value Fund Class A Shares paid 12b-1 fees of $175,279 to the Distributor, who in turn paid fees consisting of payments of approximately: $2,282 for advertising; $3,016 for printing and mailing of prospectuses; and $131,836 for compensation to broker-dealers

The High Yield Tax Free Fund and the High Yield Income Fund were not in operation during the fiscal year ended October 31, 2007 or the period from November 1, 2007 to December 31, 2007 and, therefore, did not pay any fees under their Plans.

The table below sets forth the aggregate amounts of sales charges paid by shareholders for the fiscal years ended October 31, 2005, 2006, 2007, and the fiscal period from November 1, 2007 to December 31, 2007:

October 31, 2005		October 31, 2006		October 31, 2007		December 31, 2007
Aggregate Amount Paid	Amount Received by Distributor	Aggregate Amount Paid	Amount Received by Distributor	Aggregate Amount Paid	Amount Received by Distributor	Aggregate Amount Paid	Amount Received by Distributor
$2,924,745	$2,923,772	$2,900,695	$2,900,695	$4,784,660	$4,784,660	$577,918	$577,918

Real Estate Fund – Class A

For the fiscal year ended October 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from the Real Estate Fund’s Class A Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$3,689,263	$0	$3,689,263

For the fiscal period from November 1, 2007 to December 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from the Real Estate Fund’s Class A Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$413,313	$0	$413,313

Real Estate Fund – Class B

For the fiscal year ended October 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from the Real Estate Fund’s Class B Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$37,487	$0	$37,487

For the fiscal period from November 1, 2007 to December 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from the Real Estate Fund’s Class B Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$8,415	$0	$8,415

Value Fund – Class A

For the fiscal year ended October 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from Value Fund Class A Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$1,057,910	$0	$1,057,910

For the fiscal period from November 1, 2007 to December 31, 2007, the Distributor received the amount indicated below with respect to its commissions and other compensation received from Value Fund Class A Shares.

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Broker Commissions
SSH Securities, Inc.	$156,190	$0	$156,190

For the fiscal period from November 1, 2007 to December 31, 2007 and the fiscal year ended October 31, 2007, the High Yield Tax Free Fund and the High Yield Income Fund were not in operation.

Administrative Services Agent and Fund Accountant

PNC, a wholly-owned subsidiary of PNC Financial Services Group, Inc., located at 760 Moore Road, King of Prussia, PA 19406, provides the back office services for the Funds. The services include the day-to-day administration of matters necessary to the Funds’ operations, maintenance of records and books, preparation of reports and compliance monitoring.

PNC also serves as the accounting agent for the Funds and maintains the accounting books and records of the Funds, calculates the Funds’ NAVs in accordance with the provisions of the Funds’ current Prospectus and prepares for each Fund’s approval and use various government reports, tax returns, and proxy materials.

For the fiscal years ended October 31, 2005, 2006 and 2007, and the fiscal period ended December 31, 2007, the accounting and administration fees paid to PNC for each Fund were as follows:

Fiscal Year Ended October 31, 2005

Fund	Accounting & Administration Fee Payable	Net Fee Paid
Real Estate Fund	$277,996	$277,996
Value Fund	$108,136	$108,136

Fiscal Year Ended October 31, 2006

Fund	Accounting & Administration Fee Payable	Net Fee Paid
Real Estate Fund	$275,679	$275,679
Value Fund	$107,739	$107,739

Fiscal Year Ended October 31, 2007

Fund	Accounting & Administration Fee Payable	Net Fee Paid
Real Estate Fund	$299,525	$299,525
Value Fund	$133,617	$133,617

Fiscal Period from November 1, 2007 to December 31, 2007

Fund	Accounting & Administration Fee Payable	Net Fee Paid
Real Estate Fund	$47,775	$47,775
Value Fund	$24,537	$24,537

The High Yield Tax Free Fund and High Yield Income Fund were not in operation during the fiscal year ended October 31, 2007 or the fiscal period from November 1, 2007 to December 31, 2007.

Transfer Agent

PNC serves as the Funds’ transfer agent and maintains the records of each shareholder’s account, answers shareholder inquiries, processes purchases and redemptions and acts as dividend disbursing agent.

Custodian

PFPC Trust Company, 8800 Tinicum Boulevard, 4th Floor, Philadelphia, PA 19153, is custodian of the Funds’ assets pursuant to a custodian agreement. Under the custodian agreement, PNC Trust Company (i) maintains a separate account or accounts in the name of the Funds, (ii) holds and transfers portfolio securities on account of the Funds, (iii) accepts receipts and makes disbursements of money on behalf of the Funds, (iv) collects and receives all income and other payments and distributions on account of the Funds’ securities and (v) makes periodic reports to the Directors concerning the Funds’ operations.

Independent Registered Public Accounting Firm

                             (“            ”) serves as independent auditor for the Funds. As independent registered public accounting firm for the Funds,                      reviews the financial statements of the Funds contained in the Funds’ annual reports. Upon completion of this review,                      issues an opinion with regard to the financial statements.

Shareholder Reports and Inquiries

The Funds issue unaudited financial information semi-annually and audited financial statements annually. The Funds’ most recent annual and semi-annual reports are available without charge by calling collect at (516) 390-5565. Shareholder inquires should be addressed to the Funds c/o PNC Global Investment Servicing, P.O. Box 9800, Providence, RI 02940-8000. Purchase and redemption transactions should be made through PNC by calling (800) 452-4892.

HOW TO PURCHASE SHARES

General

The Funds’ Class A Shares are sold at the NAV next determined after the Company’s transfer agent, PNC (the “Transfer Agent”), receives an order plus an initial maximum sales charge of up to 5.25% of the offering price 5.54% of the net amount invested) reduced on investments of $100,000 or more. Real Estate Fund Class B Shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge (“CDSC”) may be imposed at the time of redemption. The minimum initial investment for both Funds is $500; the minimum subsequent investment is $50. See “Distribution Arrangements” in the Prospectus for more complete information on each class of shares of the Funds.

Purchase orders for shares of either Fund that are received by the Transfer Agent in proper form (i.e., a completed application and the correct minimum investment) by the close of the New York Stock Exchange (“NYSE”), on any day that the NYSE is open for trading, will be purchased at the appropriate Fund’s next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

The Company does not have any arrangements with any person to permit frequent purchases and redemptions of Fund shares or any agreements to maintain assets in the Funds.

RETIREMENT PLANS

The Real Estate Fund, Value Fund and High Yield Income Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Real Estate Fund, Value Fund and High Yield Income Fund have available forms of such plans pursuant to which investments can be made in these Funds. Persons desiring information concerning these plans should contact SSH Securities, Inc. at (516) 390-5565, or write to:

SSH Securities, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, New York 11791-9006

As described above and in the Prospectus, the High Yield Tax Free Fund is designed to provide investors with tax-exempt interest income. The High Yield Tax Free Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Tax-exempt institutions and retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts are generally tax-exempt and, therefore, would not gain any additional benefit from the High Yield Tax Free Fund’s dividends being tax-exempt.

In addition, the High Yield Tax Free Fund may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

Traditional Individual Retirement Account (“IRA”)

Individuals who receive compensation, including earnings from self-employment, may be entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by each Fund is deferred until distribution from the IRA.

Roth IRAs

The Taxpayers Relief Act of 1997 created the Roth IRA. While contributions to a Roth IRA are not currently deductible, the amounts invested in a Roth account accumulate tax-free and qualified distributions will not be included in a shareholder’s taxable income. The contribution limits for 2009 are $             annually if under age 50 and $             if age 50 and over. Certain income phase-outs apply.

Coverdell Education Savings Account

Formerly known as the Education IRA, the Coverdell Education Savings Account was created with the passage of the Economic Growth and Tax Relief Reconciliation Act of 2001. Funds can be used for primary and secondary education expenses with tax-free withdrawals for qualified education expenses. Total contributions may not exceed $2,000 per beneficiary.

Employer-Sponsored Qualified Retirement Plans

Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including Section 401(k) plans (“qualified plans”), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals.

Simplified Employee Pension Plan (“SEP”)

Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

403(b)(7) Retirement Plan

Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

Distributions from retirement plans are subject to certain Internal Revenue Code of 1986 (the “Code”) requirements in addition to normal redemption procedures. For additional information please contact the Distributor.

HOW TO REDEEM SHARES

You may redeem your shares of the Funds on any business day that the NYSE is open for business. Redemptions will be effected at the NAV (subject to any applicable CDSC fees) next determined after receipt by the Transfer Agent of a redemption request meeting the requirements described below.

General Redemption Information

When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared. Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Company will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days from the date of the purchase. You may avoid such delays by purchasing shares by federal funds wire.

The Funds will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board, result in the need for the Funds to sell assets under disadvantageous conditions or to the detriment of the remaining shareholders of the Funds. The Funds have reserved the right to redeem in-kind, or partly in cash and partly in-kind.

Each Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder. Any portfolio securities paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See “Pricing Fund Shares” in the Prospectus. In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Funds. In-kind payments need not constitute a cross-section of the Funds’ portfolios.

The Funds may suspend the right of redemption or postpone the date of payment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the Commission has by order permitted such suspension for the protection of the Funds’ shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of either Fund not reasonably practicable.

Minimum Balances

Due to the relatively high cost of maintaining smaller accounts, the Funds reserve the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

Exchange of Shares

You are permitted to exchange your Class A shares of a Fund for Class A shares of another Fund, provided that those shares may legally be sold in the state of your residence. You must meet the minimum investment requirement and you may only exchange your shares once every six months. No transaction fees are charged for exchanges but an exchange of shares is treated for Federal Income tax purposes as a redemption of shares and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Class B Shares of the Real Estate Fund cannot be exchanged.

NET ASSET VALUE

The NAV per share for each Fund is computed by adding the value of each Fund’s investments, cash and other assets attributable to that Fund, deducting liabilities of that Fund and dividing the result by the number of shares outstanding. The public offering price is each Fund’s NAV plus the applicable sales charge. Because of different levels of expenses Real Estate Fund Class A Shares and Real Estate Fund Class B Shares will have different NAVs.

Portfolio securities are valued and NAV per share is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m. (Eastern Time), on each day the NYSE is open for trading.

Each Fund’s securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Securities for which the primary market is the NASDAQ will be valued at the NASDAQ official closing price.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Fund securities for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board. Other assets, such as receivables, are valued at their book value, unless the Board determines that they should be valued on another basis.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund intends to distribute all or substantially all of its net investment income and net capital gains to shareholders each year. Normally, income dividends will be paid quarterly for the Real Estate and Value Funds. For the High Yield Tax Free Fund and High Yield Income Fund, dividends will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such dividends and capital gain distributions are taxable to the shareholder whether received in cash or reinvested in shares. A portion of the distributions paid to each Fund and subsequently distributed to shareholders may be characterized as a return of capital. The final determination of the amount of the appropriate Fund’s return of capital distributions for the period will be made after the end of each calendar year. The Real Estate Fund will distribute the return of capital it receives from the REITs in which it invests. The REITs pay distributions based on cash flow, without regard to depreciation and amortization.

Dividends paid by the Real Estate Fund with respect to its Class A Shares and Class B Shares are calculated in the same manner and at the same time. Each class will share proportionately in the investment income and expenses of the Real Estate Fund, except that the per share dividends of Class B Shares will differ from the per share dividends of Class A Shares as a result of additional distribution expenses applicable to Class B Shares.

Each income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate NAV as of the payment date of such dividend or distribution equal to the cash amount of such income dividend or distribution, unless payment in cash is specified by the shareholder by written request to the Transfer Agent. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed in writing at any time prior to the record date for a particular dividend or distribution. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Any check tendered in payment of dividends or other distributions which cannot be delivered by the U.S. post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then current NAV, and the dividend option may be changed from cash to reinvest. Interest will not accrue on amounts represented by uncashed checks.

U.S. Federal Income Taxes. The Funds expect that their distributions generally will consist of net investment income and any net short-term capital gains.

Dividends representing net investment income and distributions of net short-term capital gains are generally taxable as ordinary income, unless the distribution is derived from tax-exempt income and is designated as an “exempt-interest dividend” or is derived from qualified dividend income and, to the extent required for a particular Fund, is designated as qualified dividend income. Distributions of a Fund’s net capital gains are taxable to the shareholders as long-term capital gains, regardless of the length of time shares have been held by a shareholder. A Fund’s net capital gains are capital gains realized by the Fund from the sale of capital assets held by the Fund for more than one year, net of capital losses. Long-term capital gains received by a shareholder through such distributions are currently taxed at a maximum rate of 15% (other than for corporations). Without future Congressional action, the maximum tax rate on long-term capital gains applicable to capital gains dividends will return to 20% in 2011.

Under current law, qualified dividend income paid by a Fund to individual taxpayers is taxed at rates equal to those applicable to long-term capital gains. This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder of a Fund with respect to its shares of such Fund, and the dividends paid to shareholders are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from certain United States corporations and certain qualifying foreign corporations, provided the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. For shareholders of the Real Estate Fund, distributions from REITs received by the Real Estate Fund generally are not qualified dividend income which could, in turn, be distributed to such shareholders as qualified dividend income. These special rules relating to the taxation of qualified dividend income from regulated investment companies generally apply to taxable years beginning before January 1, 2011. Thereafter, a Fund’s dividends, other than capital gain dividends, will generally be taxable at ordinary income tax rates unless further Congressional legislative action is taken.

However, dividends paid to shareholders of the High Yield Tax Free Fund and derived from municipal bond interest are expected to be designated by the High Yield Tax Free Fund as “exempt-interest dividends,” and shareholders may generally exclude such dividends from gross income for federal income tax purposes. The federal tax exemption for “exempt-interest dividends” from municipal bonds does not mean that such dividends are exempt from state and local taxes. State and local taxes may apply to such income. In addition, the High Yield Tax Free Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Dividends derived from taxable interest or capital gains will be subject to federal income tax. If the High Yield Tax Free Fund invests in “private activity bonds,” certain shareholders may become subject to alternative minimum tax on the part of the Fund’s distributions derived from interest on such bonds.

Unlike dividends paid by the High Yield Tax Free Fund, dividends paid by the High Yield Income Fund will typically be derived from taxable investments. Such dividends will not be “exempt-interest dividends.” Preferred stock dividends received by the High Yield Income Fund may qualify as qualified dividend income, in which case the payment of such income to shareholders would be eligible for long-term capital gains tax rates.

Distributions received by a shareholder in a Fund may include nontaxable returns of capital, which will reduce a shareholder’s basis in shares of such Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further returns of capital will be taxable as a capital gain.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above.

Upon the sale of shares of a Fund, shareholders of a Fund will generally recognize gain or loss in an amount equal to the difference between the amount received and the shareholder’s adjusted tax basis in the shares sold. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. Under current law, the maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less or (ii) generally 15% for gains recognized on the sale of capital assets held for more than one year. An exchange of shares in a Fund for shares in another Fund is treated for tax purposes as a taxable disposition of shares, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange. Without future Congressional action, the maximum tax rate on long-term capital gains will return to 20% in 2011. Any loss on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to those shares. The use of capital losses is subject to limitations. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of shares will be disallowed to the extent those shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the shares (whether through the reinvestment of distributions, which could occur, for example, if the shareholder is a participant in the Plan or otherwise). In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

Each Fund will be required to withhold a portion of any payments made to a shareholder if the shareholder has not provided a certified taxpayer identification number to the Funds or if the shareholder is otherwise subject to backup withholding.

Shareholders will be advised annually as to the federal tax status of ordinary income dividends, qualified dividend income, exempt-interest dividends, and capital gains and return of capital distributions made by a Fund for the preceding year. Distributions by a Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

Sales and Redemptions

Any gain or loss arising from a sale or redemption of Fund shares generally will be a capital gain or loss and will be a long-term capital gain or loss if such shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. However, if a shareholder has held shares in either Fund for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the dividend. In determining the holding period of such shares for this purpose, any period during which a shareholder’s risk of loss is offset by means of options, short sales or similar transactions is not counted.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a U.S. shareholder’s U.S. federal income tax liability or refunded.

BROKERAGE AND PORTFOLIO TRANSACTIONS

The Adviser has the responsibility for allocating the Funds’ brokerage orders and may direct orders to any broker, including to DLA, an affiliated person of the Funds, the Adviser and the Distributor. It is the Adviser’s general policy to seek to execute securities transactions in such a manner that the total cost or proceeds in each transaction is the most favorable, taking into account such factors as the price (including the applicable brokerage commission or spread), size of order, the difficulty of execution and the full range and quality of a broker-dealer’s services. In the purchase and sale of over-the-counter securities, it is the Adviser’s policy to use the primary market makers except when a better price can be obtained by using a broker. The brokers selected for trades will be regularly evaluated and monitored for performance and execution quality by the Adviser. While the Adviser generally seeks reasonably competitive spreads or commissions, payments of the lowest spread or commission are not necessarily consistent with obtaining the best net results. Accordingly, the Funds will not necessarily be paying the lowest spread or commission available.

The Funds have no obligation to deal with any broker-dealer in the execution of portfolio transactions. The Funds may, consistent with the policy of obtaining the best net results, conduct brokerage transactions through DLA. The Funds’ Board have adopted procedures in conformity with rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to DLA are reasonable and fair.

The Adviser is authorized by the Funds to direct portfolio transactions to broker-dealers who provide research and other services in the execution of orders. The use of broker-dealers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions although, the extent to which commissions may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Funds place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are affected may be useful to the Adviser in connection with advisory clients other than the Funds.

The Funds have a Directed Brokerage Policy adopted pursuant to Rule 38a-1 under the 1940 Act. The policy ensures that the Funds’ selection of broker dealers is not impacted by considerations about the sale of Fund shares. The policy is designed to prevent persons accountable for selecting broker-dealers from taking broker-dealer promotional or sales efforts into consideration as part of the selection process and the Funds, its adviser, or its distributor from entering into an agreement under which the Funds direct brokerage transactions (or revenue generated by those transactions) to a broker-dealer to pay for distribution of the Funds’ shares. Currently, there are no outside brokers selling Fund shares.

For the fiscal years ended October 31, 2005, 2006, 2007, and the fiscal period ended December 31, 2007, the Real Estate Fund paid brokerage commissions in the amount of $41,600, $51,728, $208,733, and $16,818, respectively. Brokerage commissions paid by the Real Estate Fund for the fiscal year ended October 31, 2007 were substantially higher due to an increase in the purchase of securities. For the fiscal years ended October 31, 2005, 2006 and 2007, and the fiscal period ended December 31, 2007, the Value Fund paid brokerage commissions in the amount of $17,588, $24,515, $32,646, and $560, respectively. The High Yield Tax Free Fund and the High Yield Income Fund were not in operation during the period ended December 31, 2007 and, therefore, did not pay any brokerage commissions. No brokerage commissions were paid by the Real Estate Fund or the Value Fund to DLA during the fiscal year ended October 31, 2007 or during the fiscal period ended December 31, 2007.

As of December 31, 2007, the Funds did not hold securities of their regular brokers or dealers.

CAPITAL STOCK

The Company currently has four series: the Real Estate Fund, the Value Fund, the High Yield Tax Free Fund and the High Yield Income Fund. The authorized capital stock of the Real Estate Fund currently consists of 1 billion shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the Value Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. The authorized capital stock of the High Yield Tax Free Fund currently consists of 500 million shares of

Common Stock each having a par value of $.001 per share. The authorized capital stock of the High Yield Income Fund currently consists of 500 million shares of Common Stock each having a par value of $.001 per share. Under Maryland law, the Funds’ Directors may increase the number of authorized shares without shareholder approval. The Real Estate Fund currently offers two classes of shares, Real Estate Fund Class A Shares and Real Estate Fund Class B Shares. The Value Fund offers one class of shares, the Value Fund Class A Shares. The High Yield Tax Free Fund offers one class of shares, the High Yield Tax Free Fund Class A Shares. The High Yield Income Fund offers one class of shares, the High Yield Income Fund Class A Shares. All shares of the Funds, when issued, are fully paid and non-assessable. Each issued and outstanding share of common stock is entitled to one vote on matters submitted to a vote of shareholders. A shareholder in any of the Funds will be entitled to his or her pro rata share with other holders of shares of all dividends and distributions arising from that Fund’s assets and, upon redeeming shares, will receive the then current NAV of the appropriate Fund represented by the redeemed shares.

Under Maryland law, the Funds are not required, and do not intend to hold annual meetings of shareholders unless, under certain circumstances, they are required to do so under the 1940 Act. Shareholders of 10% or more of either Fund’s outstanding shares may request that a special meeting be called to consider the removal of any Directors.

The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional series with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the laws of the State of Maryland. Generally, shares of both series would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each series differently, such as approval of an advisory agreement and changes in investment policy, shares of each series vote separately. Only shareholders of a particular class may vote on matters related solely to that class, including the Plan associated with that class. Procedures for calling a shareholders’ meeting for the removal of Directors of a Fund, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund.

Shares are freely transferable, are entitled to dividends as determined by the Directors, and, in liquidation of either Fund, are entitled to receive the net assets of the appropriate Fund. Real Estate Fund Class B Shares automatically convert to Class A Shares after 8 years.

FINANCIAL STATEMENTS

You can obtain a copy of the Annual Reports to Shareholders dated December 31, 2007 by writing or calling the Distributor at the address or telephone number set forth on the cover of this SAI.

Part C — OTHER INFORMATION

Item 23.	Exhibits

(a) (i)	Articles of Incorporation - incorporated by reference to the Spirit of America Investment Fund, Inc. (the “Registrant”) Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(ii)	Articles Supplementary dated February 26, 2001 – incorporated by reference to Post-Effective Amendment No. 5, filed February 28, 2002.

(iii)	Articles Supplementary dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iv)	Articles of Amendment dated July 16, 2002 – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(v)	Articles of Amendment dated June 19, 2006 – incorporated by reference to Post-Effective Amendment No. 14, filed June 19, 2006.

(vi)	Articles Supplementary dated September 24, 2007 – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(vii)	Form of Articles Supplementary – filed herewith.

(b)	By-Laws - incorporated by reference to Registrant’s Initial Registration Statement on Form N-1A, file number 333-27925, filed May 28, 1997.

(c)	Not Applicable

(d) (i)	Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 18, 1997.

(ii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Registrant’s Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Investment Advisory Contract – Amendment to Investment Advisory Agreement between Spirit of America Management Corp. and the Registrant – to be filed by amendment.

(e) (i)	Underwriting Agreement between SSH Securities, Inc. and the Registrant – Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 18, 1997.

(ii)	Underwriting Agreement between SSH Securities, Inc. and the Registrant, as amended – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Amendment to Underwriting Agreement between SSH Securities, Inc. and the Registrant – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Amendment to Underwriting Agreement between SSH Securities, Inc. and the Registrant – to be filed by amendment.

(f)	Not Applicable

(g) (i)	Custodian Services Agreement between PFPC Trust Company and Registrant – incorporated by reference to Post-Effective No. 6, filed on May 24, 2002.

(ii)	First Amendment to Custodian Services Agreement between PFPC Trust Company and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iii)	Second Amendment to Custodian Services Agreement between PFPC Trust Company and Registrant – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(iv)	Amendment to Custodian Services Agreement between PFPC Trust Company and Registrant – to be filed by amendment.

(h) (i)	Investment Company Services Agreement - incorporated by reference to Registrant’s Pre-Effective Amendment No. 1, filed December 18, 1997.

(ii)	Amendment to Investment Company Services Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iii)	Customer Identification Services Amendment to Investment Company Services Agreement - incorporated by reference to Post-Effective Amendment No. 9, filed February 27, 2004.

(iv)	Compliance Support Services Amendment to Investment Company Services Agreement - incorporated by reference to Post-Effective Amendment No. 10, filed December 30, 2004.

(v)	Investment Company Services Agreement – Anti-Money Laundering and Privacy Amendment to Investment Company Services Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(vi)	Form of Amendment to Investment Company Services Agreement – incorporated by reference to Post-Effective Amendment No. 18, filed April 29, 2008.

(vii)	Form of Amendment to Investment Company Services Agreement – to be filed by amendment.

(viii)	Operating Expenses Agreement between Spirit of America Management Corp. and the Registrant – incorporated by reference to Post-Effective Amendment No. 1, filed December 18, 1997.

(ix)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(x)	Amendment to Operating Expenses Agreement – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(xi)	Amendment to Operating Expenses Agreement – to be filed by amendment.

(i)	Consent of Counsel – filed herewith.

(j)	Consent of Independent Auditors – to be filed by amendment.

(k)	Not Applicable

(l) (i)	Investment Letter – incorporated by reference to Registrant’s Pre-Effective Amendment No. 2, filed December 31, 1997.

(ii)	Purchase Agreement between Registrant and David Lerner, with respect to the Spirit of America Value Fund – incorporated by reference to Post-Effective Amendment No. 16, filed December 14, 2007.

(iii)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed February 26, 2008.

(iv)	Purchase Agreement between David Lerner and Registrant with respect to Spirit of America High Yield Tax Free Bond Fund – to be filed by amendment.

(m) (i)	Distribution Plan of Spirit of America Real Estate Income and Growth Fund – Class A – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(ii)	Distribution Plan of Spirit of America Investment Real Estate Income and Growth Fund – Class B – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(iii)	Distribution Plan of Spirit of America Large Cap Value Fund – incorporated by reference to Post-Effective Amendment No. 7, filed July 23, 2002.

(iv)	Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – incorporated by reference to Post-Effective Amendment No. 17, filed on February 26, 2008.

(v)	Distribution Plan of Spirit of America High Yield Tax Free Bond Fund – to be filed by amendment.

(n)	18f-3 Plan with respect to Multiple Class Shares – incorporated by reference to Post-Effective Amendment No. 1, filed on February 5, 1998.

(p)	Code of Ethics of Spirit of America Investment Fund. Inc., Spirit of America Management Corp. and SSH Securities, Inc. – incorporated by reference to Post-Effective Amendment No. 15, filed on February 22, 2007.

(q)	Powers of Attorney – incorporated by reference to Post-Effective Amendment No. 12, filed on February 24, 2006.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 25.	Indemnification.

It is the Registrant’s policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland, which is incorporated by reference herein, and as set forth in Article EIGHTH of Registrant’s Articles of Incorporation, incorporated by reference in connection with Item 23(a) hereto, Article VII and Article VIII of Registrant’s By-Laws, incorporated by reference in connection with Item 23(b) hereto. Spirit of America Management Corp.’s (the “Adviser”) liability for any loss suffered by the Registrant or its shareholders is set forth in Section 6 of the proposed Advisory Agreement, incorporated by reference in connection with Item 23(d) hereto.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the “indemnitee”) was not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither “interested persons” of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), nor parties to the proceeding (“disinterested, non-party directors”), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Item 26.	Business and Other Connections of Investment Adviser.

Since the date of its incorporation on April 24, 1997, the Adviser has not been engaged in any other business other than acting as adviser to Registrant. During the past twenty-five years, David Lerner, a director and officer of the Adviser, has served as the Chief Executive Officer and Director of David Lerner Associates, Inc. The business address of the company is 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006.

For information as to any other business, vocation or employment of a substantial nature in which each Director or officer of the Registrant’s investment adviser has been engaged for his own account or in the capacity of Director, officer, employee, or partner reference is made to Form ADV (File #801-54782) filed by the Adviser under the Investment Advisers Act of 1940, as amended.

Item. 27.	Principal Underwriter.

(a)	SSH Securities, Inc., the Registrant’s distributor, does not act as principal underwriter, depositor or investment adviser for any other investment company.

(b)	The table below sets forth certain information with respect to each director, officer and control person of SSH Securities, Inc.

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant

David Lerner 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Director, Chief Executive Officer and President	Director, Chairman of the Board and President

Name and Principal Business Address	Position and Offices With Underwriter	Position and Offices With Registrant

Alan Chodosh 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Chief Financial Officer	Treasurer and Secretary

Albert L Akerman 477 Jericho Turnpike P.O. Box 9006 Syosset, NY 11791-9006	Chief Compliance Officer	None

Item 28.	Location of Accounts and Records.

All records described in Section 31(a) of the 1940 Act and the Rules 17 CFR 270.31a-1 to 31a-3 promulgated thereunder, are maintained by the Adviser, Spirit of America Management Corp., 477 Jericho Turnpike, P.O. Box 9006, Syosset, New York 11791-9006, except for those maintained by the Fund’s Custodian, PFPC Trust Company, 8800 Tinicum Boulevard, 3rd Floor, Philadelphia, PA 19153 and the Fund’s Administrator, Transfer Agent and Fund Accounting Services Agent, PNC Global Investment Servicing (U.S.) Inc. (f/k/a PFPC Inc.), 760 Moore Road, King of Prussia, PA 19406 and 249 Fifth Ave, 5th Floor, Pittsburgh, PA 15222.

Item 29.	Management Services.

The Registrant has not entered into any management-related service contracts not discussed in Part A or B of this Registration Statement.

Item 30.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, Registrant has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Syosset, and State of New York on the 24th day of October, 2008.

Spirit of America Investment Fund, Inc.
Registrant

By:	David Lerner*
David Lerner, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Capacity	Date

David Lerner* David Lerner	Director, Chairman of the Board and President (principal executive officer)	October 24, 2008

Allen Kaufman* Allen Kaufman	Director	October 24, 2008

Daniel Lerner* Daniel Lerner	Director	October 24, 2008

Stanley Thune* Stanley Thune	Director	October 24, 2008

Richard Weinberger* Richard Weinberger	Director	October 24, 2008

Alan Chodosh* Alan Chodosh	Treasurer (principal financial officer and principal accounting officer)	October 24, 2008

*By:	/s/ Joseph Pickard
Joseph Pickard, as Attorney-in-Fact

Exhibit Index

(a)(vii)	Form of Articles Supplementary.

(i)	Consent of Counsel.